Exhibit 10.2
3028-00-00
COINSURANCE REINSURANCE AGREEMENT
BETWEEN
SAFECO LIFE INSURANCE COMPANY
(HEREINAFTER CALLED THE “Ceding Company”)
Seattle, Washington, USA
and
RGA REINSURANCE COMPANY
(HEREINAFTER CALLED THE “Reinsurer”)
St. Louis, Missouri, USA
This Agreement is Effective January 1, 1998
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Table of Contents

Article	Title	Page
I	Parties to the Agreement	3
II	Commencement, Termination and Continuance of Reinsurance	3
III	Scope	4
IV	Coverage	5
V	Liability	6
VI	Reinsurance Premiums and Allowances	6
VII	Reserves	7
VIII	Terminations and Reductions	7
IX	Policy Alterations	7
X	Policy Administration and Premium Accounting	9
XI	Claims	10
XII	Arbitration	11
XIII	Insolvency	12
XIV	Right to Inspect	12
XV	Unintentional Errors, Misunderstandings or Omissions	13
XVI	Choice of Law, Forum and Language	13
XVII	Alterations to the Agreement	13
XVIII	Execution of the Agreement	14

Schedules
I	Reinsurance Specifications	15
II	Retention	19
III	Business Covered	20
IV	Reinsurance Premiums	21
V	Limits	31
VI	Sample Statement Specifications	32
VII	Sample Policy Exhibit	33
VIII	Definitions	34

Article I
Parties to the Agreement
Reinsurance required by the Ceding Company will be assumed by the Reinsurer as described in the terms of this Agreement.
This is an Agreement solely between the Reinsurer and the Ceding Company. In no instance will anyone other than the Reinsurer or the Ceding Company have any rights under this Agreement, and the Ceding Company is and will remain solely liable to any insured, policyowner, or beneficiary under the Original Policies reinsured hereunder.
The current general and special policy conditions, the premium schedules, and underwriting guidelines of the Ceding Company, applying to the business covered by this Agreement as set out in the Schedules, will form an integral part of this Agreement. Additions or alterations to any of these conditions or schedules will be reported to the Reinsurer without delay. In the case of significant changes, both parties to the Agreement must agree to the new reinsurance conditions.
Article II
Commencement, Termination and Continuance of Reinsurance
1.	Agreement Commencement

Notwithstanding the date on which this Agreement is signed, this Agreement will take effect as from the date shown in the attached Schedule I, and applies to new business taking effect on and after this date.

2.	Agreement Termination

This Agreement will be in effect for an indefinite period and may be terminated as to new reinsurance after the first thirty-six (36) months by the Ceding Company, or by the Reinsurer at any time upon giving ninety (90) days written notice of termination to the other party. The day the notice is mailed to the other party’s Home Office, or, if the mail is not used, the day it is delivered to the other party’s Home Office or to an Officer of the other party will be the first day of the ninety (90) day period.

During the ninety (90) day period, this Agreement will continue to operate in accordance with its terms.

3.	Policy Termination

If the Policy is terminated by death, lapse, surrender or otherwise, the reinsurance will terminate on the same date. If premiums have been paid on the reinsurance for a period beyond the termination date, refunds will follow the terms as shown in Schedule I.

If the Policy continues in force without payment of premium during any days of grace pending its surrender, whether such continuance be as a result of a Policy provision or a practice of the Ceding Company, the reinsurance will also continue without payment of premium and will terminate on the same date as the Ceding Company’s risk terminates.

If the Policy continues in force because of the operation of an Automatic Premium Loan provision, or other such provision by which the Ceding Company receives compensation for its risk, then the reinsurance will also continue and the Ceding Company will pay the Reinsurer the reinsurance premium for the period to the date of termination.

Article II
Commencement, Termination and Continuance of Reinsurance (Continued)
4.	Continuation of Reinsurance

On termination of this Agreement in accordance with the provisions in Paragraph two of this Article, the reinsurance ceded will remain in force subject to the terms and conditions of this Agreement until their natural expiry.
Article III
Scope
1.	Retention of the Ceding Company

The type and amount of the Ceding Company’s retention on any one life is as shown in Schedule I. In determining the amounts at risk in each case, any additional death benefits on the same life (e.g. additional term insurance or family income benefits) will be taken into account, as will the amounts at risk under any other existing policies, at the tune of commencement, of the policy ceded under this Agreement.

The Ceding Company may alter its retention in respect of future new business at any tune. The Ceding Company will promptly notify the Reinsurer of such alteration and its effective date.

2.	Currency

All reinsurance to which the provisions of this Agreement apply will be effected in the same currencies as that expressed in the Original Policies and as shown in Schedule I.

3.	The Reinsurer’s Share

The Reinsurer’s Share is as shown in Schedule I.

4.	Basis of Reinsurance

Plans of insurance listed in Schedule I will be reinsured on the basis described in Schedule I, using the rates given in the Rate Table as shown in Schedule I.

5.	Reinsurance Allowances

The Reinsurer will pay to the Ceding Company the reinsurance allowance, if any, as shown in Schedule I. If any reinsurance premiums or installments of reinsurance premiums are returned to the Ceding Company, any corresponding reinsurance allowance previously credited to the Ceding Company, will be reimbursed to the Reinsurer.

6.	Premium Rate Guarantee

Premium Rate Guarantees, if any, are as shown in Schedule I.

7.	Policy Fees

Policy fees, if any, are as shown in Schedule I.

Article III
Scope (Continued)
8.	Taxes

Taxes, if any, are shown in Schedule I.

9.	Experience Refund or Profit Commission

If an experience refund or profit commission is payable under this Agreement, the conditions and formula are as shown in Schedule I.

10.	Expense of the Original Policy

The Ceding Company will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the original policy.
Article IV
Coverage
Automatic Provisions
For each risk on which reinsurance is ceded, the Ceding Company’s retention at the time of issue will take into account both currently issued and previously issued policies.
The Ceding Company must cede and the Reinsurer must automatically accept reinsurance, if all of the following conditions are met for each life:
1.	Retention

The Ceding Company has retained its limit of retention as shown in Schedule I; and

2.	Plans and Riders

The basic plan or supplementary benefit, if any, is shown in Schedule I; and

3.	Automatic Acceptance Limits

The underwriting class, age, minimum reinsurance amount, binding amounts and jumbo limits fall within the automatic limits as shown in Schedule I; and

4.	Underwriting

The risk is underwritten according to the Ceding Company’s Standard Guidelines; and

The Ceding Company has never made facultative application for reinsurance on the same life to the Reinsurer or any other Reinsurer; and

5.	Residence

The risk is a resident of the Countries, as shown in Schedule I.

Article IV
Coverage (Continued)
Automatic Provisions (Continued)
If, for a given application, the Ceding Company cannot comply with the automatic reinsurance conditions described above, or if the Ceding Company submits the application to other Reinsurers for their facultative assessment, the Ceding Company can submit this application to the Reinsurer on a facultative basis.
Facultative Provisions
The Ceding Company will send copies of the original applications, all medical reports, inspection reports, attending physician’s statement, and any additional information pertinent to the insurability of the risk to the Reinsurer.
The Ceding Company will also notify the Reinsurer of any underwriting information requested or received after the initial request for reinsurance is made. For policies which contain automatic increase provisions, the Ceding Company will inform the Reinsurer of the initial and ultimate risk amounts for which reinsurance is being requested, or in the case of indexed amounts, the basis of the indexing.
On a timely basis, the Reinsurer will submit a written decision to the Ceding Company. In no case will the Reinsurer’s offer on facultative submissions be open after 120 days have elapsed from the date of the Reinsurer’s offer to participate in the risk. Acceptance of the offer and delivery of the policy according to the rules of the Ceding Company must occur within 120 days of the final reinsurance offer. Unless the Reinsurer explicitly states in writing that the final offer is extended, the offer will be automatically withdrawn at the end of day 120.
The Reinsurer will not be liable for proceeds paid under the Ceding Company’s conditional receipt or temporary insurance agreement for risks submitted on a facultative basis.
Article V
Liability
The liability of the Reinsurer for all claims within automatic cover and all claims arising after facultative acceptance as described in Article IV, will commence simultaneously with that of the Ceding Company and will cease at the same tune as the liability of the Ceding Company ceases.
Article VI
Reinsurance Premiums And Allowances
1.	Life Reinsurance

Premiums for Life and Supplemental Benefit reinsurance will be as shown in Schedule I.

2.	Substandard Premiums

Premiums will be increased by any (flat) extra premium or substandard premium as shown in Schedule I, charged the insured on the face amount initially reinsured.

Article VI
Reinsurance Premiums And Allowances (Continued)
3.	Supplemental Benefits

The Reinsurer will receive a proportionate share of any premiums for additional benefits as shown in Schedule I, as well as for any extra premiums the Ceding Company may collect for the coverage of special risks (traveling, climate, occupation, etc.). This share will be based on the ratio between the amount at risk and the total initial benefits insured and will remain constant throughout the entire period of premium payment.
Article VII
Reserves
Reserve requirements of the Ceding Company, if any, are as shown in Schedule I.
Article VIII
Terminations and Reductions
Terminations or reductions will take place in accordance with the following rules in order of priority:
1.	The Ceding Company must keep its initial or recaptured retention on the policy.

2.	Termination or reduction of a wholly reinsured policy will not affect other reinsurance inforce.

3.	A termination or reduction on a wholly retained case will cause an equal reduction in existing automatic reinsurance with the oldest policy being reduced first.

4.	A termination or reduction will be made first to reinsurance of partially reinsured policies with the oldest policy being reduced first.

5.	If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

6.	When a policy is reinstated, reinsurance will be reinstated as if the lapse or reduction had not occurred.
Article IX
Policy Alterations
1.	Reinstatement

Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the Ceding Company may be automatically reinstated with the Reinsurer as long as the policy is reinstated in accordance with the terms and rules of the Ceding Company. Any policy originally reinsured with the Reinsurer on a facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the Reinsurer before it is reinstated. The Ceding Company will pay the Reinsurer its share of amounts collected or charged for the reinstatement of such policies.

Article IX
Policy Alterations (Continued)
2.	Extended Term and Reduced Paid-Up Additions

Changes as a result of extended term or reduced paid-up insurance will be handled like reductions.

3.	Exchanges or Conversions

An exchange or conversion is a new policy replacing a policy issued earlier by the Ceding Company or a change in an existing policy that is issued or made either:
1.	Under the terms of the original policy, or,

2.	Without the same new underwriting information the Ceding Company would obtain in the absence of the original policy,

3.	Without a suicide exclusion period, or contestable period of equal duration, to those contained in new issues by the Ceding Company, or

4.	Without the payment of the same allowances in the first year, that the Ceding Company would have paid in the absence of the original policy.
Exchanges or Conversions will be reinsured under this Agreement only if the original policy was reinsured with the Reinsurer; the amount of reinsurance under this Agreement will not exceed the amount of the reinsurance on the original policy with the Reinsurer immediately prior to the exchange or conversion. Premiums will be as shown in Schedule I.

Note:	An original date policy Reissue will not be treated as a continuation of the original policy. It will be treated as a new policy and the original policy will be treated as Not Taken. All premiums previously paid to the Reinsurer for the original policy will be refunded to the Ceding Company. All premiums will be due on the new policy from the original issue date of the old policy.

Note:	Re-Entry, e.g. wholesale replacement and similar programs are not covered under this Article. If Re-Entry is applicable to this treaty, then it will be covered in Schedule I.

Article X
Policy Administration and Premium Accounting
1.	Accounting Period and Premium Due

The Ceding Company will submit accounts to the Reinsurer, for reporting new business, alterations, terminations, renewals, claims, and premium due, as shown in Schedule I.

2.	Accounting Items

The accounts will contain a list of premiums due for the current accounting period, explain the reason for each premium payment, show premium subtotals adequate to use for premium accounting, including first year and renewal year premiums and allowances. The account information should provide the ability to evaluate retention limits, premium calculations and to establish reserves.

3.	Reinsurance Administration Requirements

Reinsurance Administration Requirements are as shown in Schedule I.

4.	Payment of Balances

The Ceding Company will pay any balance due the Reinsurer, at the same time as the account is rendered, but in all cases, by the Accounting and Premium Due frequency as shown in Schedule I. The Reinsurer will pay any balance due the Ceding Company, at the same time as the account is confirmed, however, at the latest, within thirty (30) days after receipt of the statement of account. Should the Reinsurer be unable to confirm the account in its entirety, the confirmed portion of the balance will be paid immediately. As soon as the account has been fully confirmed, the difference will be paid immediately by the debtor. All balances not paid within thirty (30) days of the due date shown on the statement will be in default.

5.	Balances in Default

The Reinsurer will have the right to terminate this Agreement, when balances are in default, by giving ninety (90) days written notice of termination to the Ceding Company. As of the close of the last day of this ninety (90) day notice period, the Reinsurer’s liability for all risks reinsured under this Agreement will terminate. The first day of this ninety (90) day notice of termination, resulting from default as described in paragraph four of this Agreement, will be the day the notice is received in the mail by the Ceding Company, or if the mail is not used, the day it is delivered to the Ceding Company. If all balances in default are received within the ninety (90) day time period, the Agreement will remain in effect. The interest payable on balances in default is stipulated as shown in Schedule I.

6.	Offset

Any amounts due, by either of the parties to this Agreement, whether they arise out of this Agreement, or out of any other reinsurance relationship between the parties, may be offset against the claims of the other party. This right will continue to exist after the termination of this Agreement, or of any business relationship between the parties.

Article XI
Claims
1.	Notice

The Ceding Company will promptly notify the Reinsurer of all claims.

2.	Proofs

In every case of loss, copies of the proofs obtained by the Ceding Company will be taken by the Reinsurer as sufficient. Copies thereof, together with proof of the amount paid on such claim by the Ceding Company will be furnished to the Reinsurer when requesting its share of the claim.

3.	Payment of Benefits

The Reinsurer will pay its share of all payable claims, however, if the amount reinsured with the Reinsurer is more than the amount retained by the Ceding Company and the claim is contestable, all papers in connection with such claim, including all underwriting and investigation papers, must be submitted to the Reinsurer for its recommendation before admission of any liability on the part of the Ceding Company.

If the amount of insurance changes because of a misstatement of rate classification, the Reinsurer’s share of reinsurance liability will change proportionately.

4.	Contested Claims

The Ceding Company will notify the Reinsurer of its intention to contest, compromise, or litigate a claim. Unless it declines to be a party to such action, the Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy had there been no controversy plus its share of specific expenses, except as specified below.

5.	Claims Expenses

If the Reinsurer declines to be a party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date, from the date it notifies the Ceding Company it declines to be a party.

6.	Extra Contractual Obligations

In no event will the following categories of expenses or liabilities be reimbursed:
a.	Routine investigative or administrative expenses;

b.	Salaries of employees or other internal expenses of the Ceding Company or the original issuing Companies;

c.	Extra contractual damages, including punitive damages and exemplary damages; or

d.	Expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits.

Article XII
Arbitration
1.	General

The parties agree to act in all things with the highest good faith. However, if the parties cannot mutually resolve a dispute or claim, which arises out of, or in connection with this Agreement, including formation and validity, and whether arising during, or after the period of this Agreement, the dispute or claim will be referred to an arbitration tribunal (a group of three arbitrators), and settled through arbitration.

The arbitrators will be individuals, other than from the contracting companies, including those who have retired, with more than ten (10) years insurance or reinsurance experience within the industry.

The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision, and any court having jurisdiction of the subject matter, and the parties, may reduce that decision to judgment.

2.	Notice

To initiate arbitration, either party will notify the other party by Certified Mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party to which the notice is sent, will respond to the notification in writing, within ten (10) days of its receipt.

3.	Procedure

Each of the two parties will appoint one arbitrator, and these two arbitrators will select the third arbitrator. Upon the selection of the third arbitrator, the arbitration tribunal will be constituted, and the third arbitrator will act as Chairman of the tribunal.

If either party fails to appoint an arbitrator within sixty (60) days after the other party has given notice of appointing an arbitrator, then the Arbitration Association, as shown in Schedule I, will appoint an arbitrator for the party that has failed to do so.

The party that has failed to appoint an arbitrator will be responsible for all expenses levied by the Arbitration Association, for such appointment. Should the two arbitrators be unable to agree on the choice of the third arbitrator, then the appointment of this arbitrator is left to the Arbitration Association. Such expense shall be borne equal by each party to this Agreement.

The tribunal, may in its sole discretion make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The tribunal, will have the widest discretion permissible under the law, and practice of the place of arbitration, when making such orders or directions.

4.	Arbitration Costs

All costs of the arbitration will be determined by the tribunal, which may take into account the law and practice of the place of arbitration, and in what manner arbitration costs will be paid, and by whom.

Article XII
Arbitration (Continued)
5.	Place of Arbitration

The place of arbitration is as shown in Schedule I.

6.	Arbitration Settlement

The award of the tribunal, will be in writing, and binding upon the consenting parties.
Article XIII
Insolvency
In the event of the insolvency of the Ceding Company, all reinsurance will be payable directly to the liquidator, receiver, or statutory successor of the Ceding Company without diminution.
In the event of insolvency of the Ceding Company, the liquidator, receiver, or statutory successor will immediately give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver, or statutory successor. The expense incurred by the Reinsurer will be chargeable, subject to court approval against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more Reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the Ceding Company.
Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against, either the Reinsurer or the Ceding Company, with respect to this Agreement or with respect to any other claim of one party against the other, are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid.
Article XIV
Right To Inspect
Upon request the Ceding Company will furnish the Reinsurer with detailed information concerning the risks reinsured under this Agreement. In particular the Reinsurer will be entitled to request that:
1.	Copies of the whole or part of any documents relating to the risks and their reinsurance be made available to the Reinsurer at its own expense;

2.	During the Ceding Company’s normal office hours these documents will be made available to a representative of the Reinsurer who will be named in advance; notification of such visits will normally be given two weeks in advance and even in urgent cases at least forty-eight hours in advance; and

3.	The Reinsurer will have this right of inspection as long as one of the two parties to this Agreement is claiming from the other.

Article XV
Unintentional Errors, Misunderstandings or Omissions
It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either the Ceding Company or the Reinsurer, both the Ceding Company and the Reinsurer, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.
Article XVI
Choice of Law, Forum, and Language
Choice of Law and Forum
This Agreement, will in all respects be governed by, and construed in accordance with the law and exclusive jurisdiction of the Courts, as shown in Schedule I.
Article XVII
Alterations To The Agreement
This reinsurance Agreement constitutes the entire Agreement between the parties, with respect to the business being reinsured hereunder, and there are no understandings between the parties other than as expressed in this Agreement. Any alterations to the provisions of this Agreement will be made by Amendment, Addenda or by correspondence attached to the Agreement embodying such alterations as may be agreed upon and signed by both parties. These documents will be regarded as part of this Agreement and will be equally binding.

Article XVIII
Execution of the Agreement
In Witness Of The Above,
SAFECO LIFE INSURANCE COMPANY
OF
Seattle, Washington, USA
and
RGA REINSURANCE COMPANY
OF
St. Louis, Missouri, USA
Have by Their Respective Officers Executed and delivered this Agreement in Duplicate on the Dates Indicated Below:

SAFECO LIFE INSURANCE COMPANY

By:	/s/ Jennifer Davies	By:	/s/ James A. Mankin

Title: Asst. VP		Title: Actuary

Date: 3/11/98

RGA REINSURANCE COMPANY

By:	/s/ Larry Shorey

Title: Sales VP

Date: 3/11/98

Schedule I
Reinsurance Specifications

Commencement and Termination of Reinsurance, Article II:

1.	Effective Date:	This Agreement applies to policies with applications received by the Ceding Company on and after January 1, 1998.

2.	Policy Termination: Refunds:	Unearned premium will be refunded on lapses, terminations and death.

Scope, Article III:

1.	Retention of the Ceding Company:	See Schedule II, Retention

2.	Currency:	United States Dollars (“US$”)

3.	The Reinsurer’s Share:	First Dollar Quota Share, See Schedule V, Limits

4.	Plans of Reinsurance:	See Schedule III, Business Covered

5.	Basis of Reinsurance:	Coinsurance

6.	Reinsurance Allowance:	See Schedule IV, Reinsurance Premiums

7.	Premium Rate Guarantee:	See Schedule IV, Reinsurance Premiums

8.	Policy Fees:	See Schedule IV, Reinsurance Premiums

9.	Taxes:	DAC, Premium

DAC Tax Regulations
The Ceding Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended.
1.	The term “parry” will refer to either the Ceding Company or the Reinsurer as appropriate.

2.	The terms used in this Article are defined by reference to Treasury Regulation Section 1.848-2 in effect as of December 29, 1992. The term “net consideration” will refer to net consideration as defined in Treasury Regulation Section 1.848-2(f).

Schedule I
Reinsurance Specifications (Continued)

Scope, Article III:
9.	Taxes (Continued):
3.	The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of IRS Section 848(c)(l).

4.	The Ceding Company and the Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The Ceding Company and the Reinsurer also agree to exchange information which may be otherwise required by the IRS.

5.	The Ceding Company will submit a schedule to the Reinsurer by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year.

6.	The Reinsurer will respond to the Ceding Company within thirty (30) days of receipt of the schedule and the Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company. If the Reinsurer does not so notify the Ceding Company, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer’s tax return for the previous calendar year.

7.	If the Reinsurer contests the Ceding Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount. If the Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each parry will report such amount in their respective tax returns for the previous calendar year. If the Ceding Company and the Reinsurer fail to reach agreement on an amount of net consideration, each party may choose to report their own determination of net consideration on their respective tax returns.
Premium Tax:

All reinsurance premiums paid to the Reinsurer by the Ceding Company shall be subject to a state premium tax reimbursement. The method of calculating the state premium tax reimbursement shall be to apply a [***] tax rate against the reinsurance premiums paid. State premium tax reimbursement shall continue to be paid annually, so long as the current method of paying state premium taxes remains unchanged.

Coverage, Article IV:

1.	Retention:	See Schedule II, Retention

2.	Plan(s) and Rider(s):	See Schedule III, Business Covered

3.	Automatic Acceptance Limits:	See Schedule V, Limits
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule I
Reinsurance Specifications (Continued)

Coverage, Article IV (Continued):

4.	Underwriting Class:	See Schedule IV, Reinsurance Premiums

5.	Residence:	United States, Canada, Puerto Rico or Guam

Reinsurance Premiums and Allowances, Article VI:

1.	Life Reinsurance:	See Schedule IV, Reinsurance Premiums

2.	Substandard Premiums:	See Schedule IV, Reinsurance Premiums

3.	Supplementary Benefits:	See Schedule IV, Reinsurance Premiums

Reserves, Article VII:
The Ceding Company agrees to post on its books any deficiency reserves on the coverage reinsured under this Agreement.

POLICY ALTERATIONS, ARTICLE IX:

1.	Exchanges or Conversions:	See Schedule IV, Reinsurance Premiums

2.	Re-Entry’s:	See Schedule IV, Reinsurance Premiums

Policy Administration and Premium Accounting, Article X:

1.	Accounting Period and Premium Due:	Quarterly in Arrears

2.	Accounting Items:	See Schedule VI, Sample Statement Specifications and Schedule VII, Sample Policy Exhibit

3.	Reinsurance Administration:	Self Administration (Client Administers)

Schedule I
Reinsurance Specifications (Continued)

Policy Administration and Premium Accounting, Article X (Continued):
4.	Balances in Default:
The Reinsurer reserves the right to charge interest at the Prime Rate plus 2% as published in the Wall Street Journal on the 1st business day in January prior to the due date of the premium when:

a.	Renewal premiums are not paid within sixty (60) days of the due date.

b.	Premiums for new business are not paid within one hundred twenty (120) days of the date the policy is issued.

Arbitration, Article XII:

1.	Arbitration Association:	American Arbitration Association

2.	Place of Arbitration:	St. Louis, Missouri, USA

Choice of Law, Forum and Language, Article XVI:

Choice of Law and Forum:	Missouri, USA

Schedule II
Retention
The Ceding Company will retain 50% of each risk up to a maximum retention of $500,000 per any one insured.

Schedule III
Business Covered
Effective January 1, 1998

Plan(s)
Expert Series:
5 Year Level Term
10 Year Level Term
15 Year Level Term
20 Year Level Term

Rider(s)
Accelerated Benefit Option (ABO)
Accidental Death Benefit (ADB)
Additional Term Rider (ATR)
Business Needs Option (BNO)
Guaranteed Insurability Option (GIO)
Insured Children’s Benefit (ICB)
Safety and Transportation Benefits
Waiver of Premium (WP)

Schedule IV
Reinsurance Premiums

Life:
COINSURANCE:
Business Covered, as shown in Schedule III will be reinsured on a coinsurance basis. Reinsurance premiums will be determined according to the amount reinsured with the Reinsurer per insured life as follows. The life reinsurance premium will be calculated in the case of life risks, by multiplying the appropriate life premium rate, from the attached Rate Table labeled below, for the age of the insured, at the beginning of the policy year, by the amount at risk reinsured for that policy year, less the applicable allowance as shown below. The same procedure will apply for single premium policies and for paid up policies.

Plan(s)	Rate Table	Year1	Years 2+
5 Year Level Term	S-l	[***]	[***]
10 Year Level Term	S-2	[***]	[***]
15 Year Level Term	S-3	[***]	[***]
20 Year Level Term	S-4	[***]	[***]
The Reinsurer shall have the right to increase the renewal reinsurance rates shown in this Agreement by giving to the Ceding Company at least 30 (thirty) days advance written notice describing the increase and stating the rate increase date. This rate increase and the revised renewal commission allowances indicated by the following formula will apply with respect to policy anniversary dates occurring on and after the rate increase date.
The Revised Renewal Commission Allowance formula is:
[***]
The revised annual reinsurance premium per $1,000 shall not exceed the applicable reinsurance rates contained in this Agreement or the one year term rate on the appropriate multiple of the applicable Commissioner’s 1980 Standard Ordinary Mortality Table, whichever is greater.
A policy fee of [***] will apply in all years. The Reinsurer will receive its participation percentage as shown in Schedule V of the applicable policy fee. The above allowances will also apply to the policy fee.

Substandard Premiums:
Substandard Table Extra
Premiums will be increased by any (flat) extra premium or substandard premium charged the insured on the face amount initially reinsured. For substandard table ratings, premiums will be increased by the following percent per table:
[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums (Continued)
Flat Extra Premiums
The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances as shown below:

First Year Permanent	First Year Temporary
Payable 6 Years or More:	Payable 1-5 Years:	Renewal:
[***]	[***]	[***]

Supplemental Benefits:
Accidental Death Benefit (ADB):
The premium to be paid for reinsurance of Accidental Death Benefit will be [***] per $1000 of coverage,
Accelerated Benefit Option (ABO):
There are no charges for these benefits.
Additional Term Rider (ATR):
Select and Preferred classes are available for the Additional Term Rider.
[***]
Business Needs Option:
The Ceding Company shall retain all premium collected under this rider. However, upon exercise of the associated option, the Ceding Company shall pay the Reinsurer the single premium based on the rates in Rate Table S-7.
Guaranteed Insurability Option:
The Ceding Company shall retain all premium collected under this rider. However, upon exercise of the associated option, the Ceding Company shall pay the Reinsurer the single premium based on the rates in Rate Table S-7.
Insured Children’s Benefit (ICB):
The Ceding Company shall retain all premium and risk associated with this benefit.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums (Continued)

Supplemental Benefits (Continued):
Safety and Transportation Benefits:
This rider will pay an additional amount, if death occurs due to an automobile accident and/or during travel. Otherwise, there are no charges for these benefits.
Waiver of Premium:
The premium to be paid for reinsurance of Waiver of Premium benefits will be based on the attached Rate Table labelled S-5, [***] allowance in the first year and [***] allowance in renewal years.

Re-Entry’s:
In the event of re-entry in accordance with the Ceding Company’s rules, the fully underwritten policy will be treated as new business, commencing with first year allowances.

Conversions or Exchanges:
Routine conversions and exchanges shall terminate reinsurance of the converted or exchanged policies under this Agreement.
However, should the Ceding Company institute a special program to encourage or reward conversions or exchanges, and any business covered under this Agreement subsequently converts or exchanges to any other plan, the following shall apply:
If the new plan is reinsured by the Reinsurer, then such business will be reinsured at the rates as shown in the Agreement covering the new plan. Rates and allowances, or pay percentages, applicable to the new plan will be determined at point in scale based on the original policy that is being converted or exchanged. If the Agreement including the new rates requires policy fees, then they will also apply to the new plan.
If the new plan is not reinsured with the Reinsurer, then such business will be reinsured with the Reinsurer, at the rates and policy fees as shown below. Rates will be determined at point in scale, based on the original policy that is being converted or exchanged.
Rate Table S-6
Portions marked[***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums

Rate Schedule S-1

3028-00-00
S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Males – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.59	0.69	0.90	1.23	2.05
21	0.59	0.69	0.90	1.23	2.05
22	0.59	0.69	0.90	1.23	2.05
23	0.59	0.69	0.90	1.23	2.05
24	0.59	0.69	0.90	1.23	2.05

25	0.59	0.69	0.90	1.23	2.05
26	0.59	0.69	0.90	1.24	2.06
27	0.59	0.69	0.90	1.24	2.08
28	0.59	0.69	0.90	1.26	2.09
29	0.59	0.69	0.90	1.27	2.11

30	0.59	0.69	0.90	1.30	2.13
31	0.59	0.69	0.90	1.33	2.13
32	0.59	0.69	0.90	1.36	2.13
33	0,59	0.69	0.90	1.42	2.14
34	0.59	0.69	0.90	1.48	2.17

35	0.59	0.69	0.90	1.55	2.22
36	0.60	0.71	0.94	1.64	2.30
37	0.62	0.73	1.01	1.74	2.42
38	0.64	0.77	1.09	1.86	2.56
39	0.67	0.81	1.18	2.01	2.74

40	0.71	0.87	1.27	2.18	2.96
41	0.76	0.94	1.37	2.39	3.22
42	0.83	1.02	1.47	2.63	3.51
43	0.90	1.11	1.59	2.89	3.85
44	0.98	1.21	1.72	3.18	4.22

45	1.07	1.32	1.86	3.48	4.63
46	1.16	1.43	2.02	3.79	5.07
47	1.26	1.56	2.20	4.13	5.55
48	1.37	1.69	2.40	4.48	6.08
49	1.49	1.84	2.61	4.86	6.64
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Males – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1,62	2.00	2.84	5.27	7.24
51	1.76	2.18	3.07	5.71	7.88
52	1.91	2.37	3.33	6.19	8.58
53	2.08	2.59	3.61	6.70	9.33
54	2.27	2.83	3.93	7.25	10.13

55	2.47	3.07	4.28	7.79	10.95
56	2.68	3.32	4.66	8.32	11.76
57	2.92	3.59	5.09	8.88	12.63
58	3.20	3.90	5.58	9.53	13.63
59	3.53	4.27	6.17	10.32	14.86

60	3.92	4.73	6.87	11.29	16.39
61	4.39	5.29	7.71	12.49	18.29
62	4.94	5.95	8.68	13.90	20.53
63	5.56	6.69	9.77	15.52	23.07
64	6.25	7.50	10.98	17.39	25.90

65	7.00	8.37	12.30	19.53	29.03
66	7;81	9.29	13.73	21.98	32.48
67	8.69	10.30	15.30	24.73	36.22
68	9.65	11.39	17.01	27.71	40.24
69	10.71	12.55	18.87	30.88	44.53

70	11.88	13.76	20.86	34.19	49.10
71	13.17	14.97	22.97	37.61	53.99
72	14.60	16.26	25.25	41.22	59.20
73	16.15	17.T4	27.76	45.04	64.63
74	17.81	19.53	30.56	49.07	70.09

75	19.54	21.77	33.69	53.22	75.25
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Males – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.59	0.69	0.90	1.23	2.05
21	0.59	0.69	0.90	1.24	2.06
22	0.59	0.69	0.90	1.24	2.08
23	0.59	0.69	0.90	1.26	2.09
24	0.59	0.69	0.90	1.27	2.11

25	0.59	0.69	0.90	1.30	2.13
26	0.59	0.69	0.90	1.33	2.13
27	0.59	0.69	0.90	1.36	2.13
28	0.59	0.69	0.90	1.42	2.14
29	0.59	0.69	0.90	1.48	2.17

30	0.59	0.69	0.90	1.55	2.22
31	0.60	0.71	0.94	1.64	2.30
32	0.62	0.73	1.01	1.74	242
33	0.64	0.77	1.09	1.86	2.56
34	0.67	0.81	1.18	2.01	2.74

35	0.71	0.87	1.27	2.18	2.96
36	0.76	0.94	1.37	2.39	3.22
37	0.83	1.02	1.47	2.63	3.51
38	0.90	1.11	1.59	2.89	3.85
39	0.98	1.21	1.72	3.18	4.22

40	1.07	1.32	1.86	3.48	4.63
41	1.16	1.43	2.02	3.79	5.07
42	1.26	1.56	2.20	4.13	5.55
43	1.37	1.69	2.40	4.48	6.08
44	1.49	1.84	2.61	4.86	6.64

45	1.62	2.00	2.84	5.27	7.24
46	1.76	2.18	3.07	5.71	7.88
47	1.91	2.37	3.33	6.19	8.58
48	2.08	2.59	3.61	6.70	9.33
49	2.27	2.83	3.93	7.25	10.13
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Males – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.47	3.07	4.28	7.79	10.95
51	2.68	3.32	4.66	8.32	11.76
52	2.92	3.59	5.09	8.88	12.63
53	3.20	3.90	5.58	9.53	13.63
54	3.53	4.27	6.17	10.32	14.86

55	3.92	4.73	6.87	11.29	16.39
56	4.39	5.29	7.71	12.49	18.29
57	4.94	5.95	8.68	13.90	20.53
58	5.56	6.69	9.77	15.52	23.07
59	6.25	7.50	10.98	17.39	25.90

60	7.00	8.37	12.30	19.53	29.03
61	7:81	9.29	13.73	21.98	32.48
62	8.69	10.30	15.30	24.73	36.22
63	9.65	11.39	17.01	27.71	40.24
64	10.71	12.55	18.87	30.88	44.53

65	11.88	13.76	20.86	34.19	49.10
66	13.17	14.97	22.97	37.61	53.99
67	14.60	16.26	25.25	41.22	59.20
68	16.15	17.74	27.76	45.04	64.63
69	17.81	19.53	30.56	49.07	70.09

70	19.54	21.77	33.69	53.22	75.25
71	21.37	24.59	37.26	57.58	80.09
72	23.23	27.85	41.13	61.95	84.44
73	25.27	31.47	45.38	66.72	89.11
74	27.62	35.38	50.09	72.29	94.94

75	30.40	39.52	55.33	79.04	102.75
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Females – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.51	0.60	0.79	1.06	1.80
21	0.51	0.60	0.79	1.06	1.80
22	0.51	0.60	0.79	1.06	1.80
23	0.51	0.60	0.79	1.06	1.80
24	0.51	0.60	0.79	1.06	1.80

25	0.51	0.60	0.79	1.06	1.81
26	0.51	0.60	0.79	1.06	1.81
27	0.51	0.60	0.79	1.06	1.81
28	0.51	0.60	0.79	1.06	1.81
29	0.51	0.60	0.79	1.06	1.81

30	0.51	0.60	0.79	1.06	1.81
31	0.51	0.60	0.79	1.08	1.81
32	0.51	0.60	0.79	1.10	1.81
33	0.51	0.60	0.79	1.13	1.82
34	0.51	0.60	0.79	1.18	1.85

35	0.51	0.60	0.79	1.25	1.90
36	0.52	0.61	0.81	1.34	1.98
37	0.53	0.64	0.85	1.45	2.09
38	0.55	0.66	0.90	1.57	2.21
39	0.57	0.69	0.95	1.70	2.35

40	0.60	0.73	1.00	1.84	2.50
41	0.63	0.77	1.06	1.99	2.65
42	0.67	0.82	1.12	2.15	2.81
43	0.71	0.87	1.19	2.31	2.98
44	0.75	0.93	1.27	2.46	3.17

45	0.80	0.99	1.36	2.60	3.40
46	0.86	1.06	1.47	2.70	3.67
47	0.92	1.14	1.59	2.79	3.96
48	0.99	1.22	1.72	2.88	4.29
49	1.06	1.31	1.85	3.01	4.62
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Females – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.13	1.40	1.99	3.19	4.95
51	1.20	1.49	2.12	3.45	5.26
52	1.28	1.58	2.26	3.78	5.58
53	1.36	1.68	2.41	4.15	5.92
54	1.46	1.80	2.57	4.53	6.31

55	1.58	1.95	2.77	4.89	6.76
56	1.72	2.13	3.00	5.21	7.29
57	1.88	2.33	3.26	5.53	7.89
58	2.06	2.56	3.55	5.88	8.56
59	2.25	2.81	3.88	6.28	9.30

60	2.46	3.06	4.24	6.75	10.11
61	2.68	3.32	4.63	7.30	10.99
62	2.92	3.60	5.07	7.93	11.96
63	3.19	3.91	5.56	8.67	13.03
64	3.48	4.23	6.08	9.54	14.18

65	3.79	4.57	6.63	10.60	15.38
66	4.11	4.92	7.19	11.90	16.59
67	4.46	5.30	7.80	13.41	17.88
68	4.87	5.75	8.52	15.06	19.37
69	5.36	6.27	9.36	16.74	21.20

70	5.95	6.86	10.33	18.27	23.49
71	6.66	7.50	11.44	19.53	26.37
72	7.48	8.25	12.73	20.71	29.77
73	8.44	9.17	14.28	22.09	33.58
74	9.54	10.38	16.18	23.96	37.65

75	10.80	11.99	18.55	26.62	41.83
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Females – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.51	0.60	0.79	1.06	1.81
21	0.51	0.60	0.79	1.06	1.81
22	0.51	0.60	0.79	1.06	1.81
23	0.51	0.60	0.79	1.06	1.81
24	0.51	0.60	0.79	1.06	1.81

25	0.51	0.60	0.79	1.06	1.81
26	0.51	0.60	0.79	1.08	1.81
27	0.51	0.60	0.79	1.10	1.81
28	0.51	0.60	0.79	1.13	1.82
29	0.51	0.60	0.79	1.18	1.85

30	0.51	0.60	0.79	1.25	1.90
31	0.52	0.61	0.81	1.34	1.98
32	0.53	0.64	0.85	1.45	2.09
33	0.55	0.66	0.90	1.57	2.21
34	0.57	0.69	0.95	1.70	2.35

35	0.60	0.73	1.00	1.84	2.50
36	0.63	0.77	1.06	1.99	2.65
37	0.67	0.82	1.12	2.15	2.81
38	0.71	0.87	1.19	2.31	2.98
39	0.75	0.93	1.27	2.46	3.17

40	0.80	0.99	1.36	2.60	3.40
41	0.86	1.06	1.47	2.70	3.67
42	0.92	1.14	1.59	2.79	3.96
43	0.99	1.22	1.72	2.88	4.29
44	1.06	1.31	1.85	3.01	4.62

45	1.13	1.40	1.99	3.19	4.95
46	1.20	1.49	2.12	3.45	5.26
47	1.28	1.58	2.26	3.78	5.58
48	1.36	1.68	2.41	4.15	5.92
49	1.46	1.80	2.57	4.53	6.31
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Current Premium Rates – Females – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.58	1.95	2.77	4.89	6.76
51	1.72	2.13	3.00	5.21	7.29
52	1.88	2.33	3.26	5.53	7.89
53	2.06	2.56	3.55	5.88	8.56
54	2.25	2.81	3.88	6.28	9.30

55	2.46	3.06	4.24	6.75	10.11
56	2.68	3.32	4.63	7.30	10.99
57	2.92	3.60	5.07	7.93	11.96
58	3.19	3.91	5.56	8.67	13.03
59	3.48	4.23	6.08	9.54	14.18

60	3.79	4.57	6.63	10.60	15.38
61	4.11	4.92	7.19	11.90	16.59
62	4.46	5.30	7.80	13.41	17.88
63	4.87	5.75	8.52	15.06	19.37
64	5.36	6.27	9.36	16.74	21.20

65	5.95	6.86	10.33	18.27	23.49
66	6.66	7.50	11.44	19.53	26.37
67	7.48	8.25	12.73	20.71	29.77
68	8.44	9.17	14.28	22.09	33.58
69	9.54	10.38	16.18	23.96	37.65

70	10.80	11.99	18.55	26.62	41.83
71	12.24	14.11	21.51	30.36	46.09
72	13.83	16.63	24.94	34.87	50.41
73	15.60	19.47	28.76	39.98	55.10
74	17.56	22.52	32.89	45.53	60.46

75	19.76	25.69	37.25	51.38	66.79
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Guaranteed Premium Rates – Unisex – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	0.88	0.00	2.00
16	0.00	0.00	0.88	0.00	2.00
17	0.00	0.00	0.88	0.00	2.00
18	0.00	0.00	0.88	0.00	2.00
19	0.00	0.00	0.88	0.00	2.00

20	0.57	0.67	0.88	1.20	2.00
21	0.57	0.67	0.88	1.20	2.00
22	0.57	0.67	0.88	1.20	2.00
23	0.57	0.67	0.88	1.20	2.00
24	0.57	0.67	0.88	1.20	2.00

25	0.57	0.67	0.88	1.20	2.00
26	0.57	0.67	0.88	1.20	2.01
27	0.57	0.67	0.88	1.20	2.03
28	0.57	0.67	0.88	1.22	2.03
29	0.57	0.67	0.88	1.23	2.05

30	0.57	0.67	0.88	1.25	2.07
31	0.57	0.67	0.88	1.28	2.07
32	0.57	0.67	0.88	1.31	2.07
33	0.57	0.67	0.88	1.36	2.08
34	0.57	0.67	0.88	1.42	2.11

35	0.57	0.67	0.88	1.49	2.16
36	0.58	0.69	0.91	1.58	2.24
37	0.60	0.71	0.98	1.68	2.35
38	0.62	0.75	1.05	1.80	2.49
39	0.65	0.79	1.13	1.95	2.66

40	0.69	0.84	1.22	2.11	2.87
41	0.73	0.91	1.31	2.31	3.11
42	0.80	0.98	1.40	2.53	3.37
43	0.86	1.06	1.51	2.77	3.68
44	0.93	1.15	1.63	3.04	4.01

45	1.02	1.25	1.76	3.30	4.38
46	1.10	1.36	1.91	3.57	4.79
47	1.19	1.48	2.08	3.86	5.23
48	1.29	1.60	2.26	4.16	5.72
49	1.40	1.73	2.46	4.49	6.24
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Guaranteed Premium Rates – Unisex – Years 1-5
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.52	1.88	2.67	4.85	6.78
51	1.65	2.04	2.88	5.26	7.36
52	1.78	2.21	3.12	5.71	7.98
53	1.94	2.41	3.37	6.19	8.65
54	2.11	2.62	3.66	6.71	9.37

55	2.29	2.85	3.98	7.21	10.11
56	2.49	3.08	4.33	7.70	10.87
57	2.71	3.34	4.72	8.21	11.68
58	2.97	3.63	5.17	8.80	12.62
59	3.27	3.98	5.71	9.51	13.75

60	3.63	4.40	6.34	10.38	15.13
61	4.05	4.90	7.09	11.45	16.83
62	4.54	5.48	7.96	12.71	18.82
63	5.09	6.13	8.93	14.15	21.06
64	5.70	6.85	10.00	15.82	23.56

65	6.36	7.61	11.17	17.74	26.30
66	7.07	8.42	12.42	19.96	29.30
67	7.84	9.30	13.80	22.47	32.55
68	8.69	10.26	15.31	25.18	36.07
69	9.64	11.29	16.97	28.05	39.86

70	10.69	12.38	18.75	31.01	43.98
71	11.87	13.48	20.66	33.99	48.47
72	13.18	14.66	22.75	37.12	53.31
73	14.61	16.03	25.06	40.45	58.42
74	16.16	17.70	27.68	44.05	63.60

75	17.79	19.81	30.66	47.90	68.57
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Guaranteed Premium Rates – Unisex – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	0.88	0.00	2.00
16	0.00	0.00	0.88	0.00	2.00
17	0.00	0.00	0.88	0.00	2.00
18	0.00	0.00	0.88	0.00	2.00
19	0.00	0.00	0.88	0.00	2.00

20	0.57	0.67	0.88	1.20	2.00
21	0.57	0.67	0.88	1.20	2.01
22	0.57	0.67	0.88	1.20	2.03
23	0.57	0.67	0.88	1.22	2.03
24	0.57	0.67	0.88	1.23	2.05

25	0.57	0.67	0.88	1.25	2.07
26	0.57	0.67	0.88	1.28	2.07
27	0.57	0.67	0.88	1.31	2.07
28	0.57	0.67	0.88	1.36	2.08
29	0.57	0.67	0.88	1.42	2.11

30	0.57	0.67	0.88	1.49	2.16
31	0.58	0.69	0.91	1.58	2.24
32	0.60	0.71	0.98	1.68	2.35
33	0.62	0.75	1.05	1.80	2.49
34	0.65	0.79	1.13	1.95	2.66

35	0.69	0.84	1.22	2.11	2.87
36	0.73	0.91	1.31	2.31	3.11
37	0.80	0.98	1.40	2.53	3.37
38	0.86	1.06	1.51	2.77	3.68
39	0.93	1.15	1.63	3.04	4.01

40	1.02	1.25	1.76	3.30	4.38
41	1.10	1.36	1.91	3.57	4.79
42	1.19	1.48	2.08	3.86	5.23
43	1.29	1.60	2.26	4.16	5.72
44	1.40	1.73	2.46	4.49	6.24

45	1.52	1.88	2.67	4.85	6.78
46	1.65	2.04	2.88	5.26	7.36
47	1.78	2.21	3.12	5.71	7.98
48	1.94	2.41	3.37	6.19	8.65
49	2.11	2.62	3.66	6.71	9.37
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 5
Guaranteed Premium Rates – Unisex – Years 6-10
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.29	2.85	3.98	7.21	10.11
51	2.49	3.08	4.33	7.70	10.87
52	2.71	3.34	4.72	8.21	11.68
53	2.97	3.63	5.17	8.80	12.62
54	3.27	3.98	5.71	9.51	13.75

55	3.63	4.40	6.34	10.38	15.13
56	4.05	4.90	7.09	11.45	16.83
57	4.54	5.48	7.96	12.71	18.82
58	5.09	6.13	8.93	14.15	21.06
59	5.70	6.85	10.00	15.82	23.56

60	6.36	7.61	11.17	17.74	26.30
61	7.07	8.42	12.42	19.96	29.30
62	7.84	9.30	13.80	22.47	32.55
63	8.69	10.26	15.31	25.18	36.07
64	9.64	11.29	16.97	28.05	39.86

65	10.69	12.38	18.75	31.01	43.98
66	11.87	13.48	20.66	33.99	48.47
67	13.18	14.66	22.75	37.12	53.31
68	14.61	16.03	25.06	40.45	58.42
69	16.16	17.70	27.68	44.05	63.60

70	17.79	19.81	30.66	47.90	68.57
71	19.54	22.49	34.11	52.14	73.29
72	21.35	25.61	37.89	56.53	77.63
73	23.34	29.07	42.06	61.37	82.31
74	25.61	32.81	46.65	66.94	88.04

75	28.27	36.75	51.71	73.51	95.56
Portions marked [***] have been omitted Pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.72	1.81	1.92	2.70	2.81
26	1.74	1.84	1.95	2.80	2.91
27	1.76	1.85	1.96	2.82	2.93
28	1.78	1.88	1.99	2.86	2.98
29	1.82	1.92	2.03	2.91	3.02

30	1.85	1.96	2.07	2.97	3.09
31	1.89	1.99	2.11	3.07	3.20
32	1.94	2.04	2.16	3.20	3.32
33	2.01	2.12	2.25	3.36	3.50
34	2.11	2.22	2.35	3.56	3.70

35	2.20	2.33	2.46	3.80	3.96
36	2.32	2.45	2.60	4.08	4.24
37	2.47	2.61	2.76	4.42	4.60
38	2.64	2.79	2.95	4.82	5.01
39	2.82	2.98	3.15	5.26	5.47

40	3.04	3.21	3.40	5.78	6.01
41	3.26	3.44	3.64	6.34	6.59
42	3.50	3.69	3.91	6.96	7.23
43	3.78	3.99	4.22	7.63	7.94
44	4.07	4.29	4.55	8.37	8.71

45	4.39	4.64	4.91	9.14	9.51
46	4.76	5.02	5.32	9.96	10.36
47	5.13	5.42	5.74	10.84	11.27
48	5.56	5.87	6.21	11.79	12.26
49	6.02	6.35	6.72	12.83	13.34

50	6.54	6.90	7.31	13.97	14.52
51	7.13	7.53	7.97	15.27	15.88
52	7.82	8.25	8.74	16.73	17.40
53	8.62	9.10	9.63	18.40	19.14
54	9.49	10.02	10.61	20.21	21.02

55	10.47	11.05	11.70	22.15	23.03
56	11.55	12.19	12.91	24.21	25.17
57	12.67	13.38	14.17	26.37	27.43
58	13.95	14.72	15.59	28.65	29.80
59	15.35	16.20	17.16	31.09	32.34
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	16.94	17.88	18.93	33.81	35.17
61	18.69	19.73	20.89	36.89	38.36
62	20.72	21.88	23.16	40.35	41.96
63	23.01	24.29	25.72	44.22	45.99
64	25.57	26.99	28.57	48.45	50.39

65	28.35	29.93	31.69	52.93	55.05
66	31.38	33.12	35.07	57.63	59.94
67	34.61	36.53	38.68	62.49	64.99
68	38.12	40.24	42.60	67.58	70.29
69	42.03	44.36	46.97	73.12	76.05

70	49.53	52.29	55.36	84.50	87.88
71	56.62	59.76	63.28	94.69	98.47
72	64.91	68.51	72.54	106.34	110.60
73	74.50	78.63	83.26	119.50	124.28
74	85.29	90.03	95.33	134.21	139.58

75	99.81	105.35	111.55	154.40	160.57
76	113.04	119.32	126.34	171.83	178.70
77	127.30	134.37	142.28	189.99	197.59
78	142.71	150.64	159.50	209.00	217.36
79	159.69	168.56	178.48	229.38	238.56

80	182.92	193.09	204.44	257.52	267.82
81	204.99	216.38	229.11	282.76	294.07
82	230.21	243.00	257.29	311.00	323.44
83	258.60	272.97	289.03	342.00	355.68
84	289.87	305.98	323.98	375.07	390.07

85	330.13	348.48	368.97	417.73	434.44
86	366.47	386.83	409.59	453.14	471.27
87	404.55	427.02	452.14	490.36	509.98
88	444.21	468.89	496.48	529.87	551.07
89	486.00	513.00	543.18	570.34	593.16

90	540.05	570.06	603.59	623.36	648.29
91	588.70	621.41	657.96	668.24	694.97
92	642.54	678.23	718.13	719.79	748.58
93	706.06	745.29	789.13	784.18	815.55
94	789.59	833.46	882.48	869.54	904.33
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.40	1.48	1.57	1.68	1.75
26	1.44	1.52	1.61	1.74	1.81
27	1.46	1.55	1.64	1.79	1.86
28	1.50	1.58	1.68	1.86	1.93
29	1.55	1.64	1.73	1.94	2.01

30	1.60	1.69	1.79	2.02	2.10
31	1.65	1.74	1.84	2.10	2.19
32	1.69	1.79	1.89	2.19	2.28
33	1.76	1.85	1.96	2.30	2.39
34	1.84	1.94	2.06	2.43	2.53

35	1.92	2.03	2.15	2.58	2.68
36	2.05	2.16	2.29	2.79	2.90
37	2.20	2.33	2.46	3.05	3.17
38	2.37	2.50	2.65	3.34	3.47
39	2.55	2.70	2.85	3.66	3.81

40	2.76	2.91	3.08	4.05	4.21
41	2.99	3.16	3.34	4.46	4.63
42	3.22	3.40	3.60	4.87	5.06
43	3.45	3.64	3.86	5.27	5.49
44	3.68	3.88	4.11	5.68	5.91

45	3.93	4.15	4.40	6.11	6.36
46	4.20	4.43	4.69	6.57	6.83
47	4.50	4.75	5.03	7.03	7.31
48	4.81	5.07	5.37	7.53	7.83
49	5.14	5.43	5.75	8.08	8.41

50	5.53	5.84	6.18	8.67	9.02
51	5.96	6.29	6.66	9.30	9.67
52	6.44	6.80	7.20	10.01	10.41
53	6.97	7.36	7.79	10.80	11.24
54	7.52	7.94	8.40	11.61	12.08

55	8.10	8.55	9.05	12.44	12.94
56	8.69	9.17	9.71	13.27	13.80
57	9.26	9.78	10.35	14.03	14.59
58	9.84	10.39	11.00	14.78	15.38
59	10.48	11.07	11.72	15.59	16.22
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	11.25	11.87	12.57	16.55	17.22
61	12.19	12.87	13.62	17.76	18.47
62	13.35	14.11	14.94	19.31	20.08
63	14.80	15.63	16.55	21.19	22.03
64	16.43	17.34	18.36	23.29	24.22

65	18.17	19.18	20.31	25.51	26.53
66	19.99	21.10	22.34	27.75	28.87
67	21.83	23.04	24.39	29.93	31.13
68	23.74	25.06	26.53	32.13	33.42
69	25.87	27.31	28.91	34.53	35.91

70	30.25	31.93	33.81	39.85	41.45
71	34.55	36.47	38.61	45.04	46.84
72	39.83	42.04	44.51	51.39	53.44
73	46.22	48.79	51.66	58.99	61.35
74	53.71	56.70	60.03	67.82	70.53

75	63.98	67.53	71.50	79.83	83.02
76	73.75	77.84	82.42	90.92	94.55
77	84.52	89.21	94.46	102.87	106.98
78	96.49	101.85	107.84	115.87	120.51
79	110.04	116.15	122.98	130.34	135.55

80	128.59	135.74	143.72	150.20	156.20
81	147.19	155.37	164.50	169.45	176.23
82	168.93	178.31	188.80	191.63	199.30
83	193.88	204.65	216.69	217.52	226.22
84	221.96	234.29	248.08	246.20	256.05

85	258.21	272.55	288.58	285.64	297.07
86	292.79	309.06	327.24	323.01	335.93
87	330.40	348.76	369.27	363.29	377.82
88	371.17	391.79	414.84	406.77	423.04
89	415.49	438.57	464.37	453.58	471.72

90	472.21	498.45	527.77	515.62	536.25
91	528.39	555.63	588.31	574.83	597.83
92	587.63	620.27	656.76	641.70	667.37
93	659.95	696.62	737.60	720.69	749.51
94	752.39	794.19	840.91	824.73	857.72
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-1
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.66	1.75	1.85	2.49	2.59
26	1.68	1.78	1.88	2.59	2.69
27	1.70	1.79	1.90	2.61	2.72
28	1.72	1.82	1.93	2.66	2.77
29	1.76	1.86	1.97	2.71	2.82

30	1.80	1.90	2.01	2.78	2.90
31	1.84	1.94	2.06	2.88	2.99
32	1.89	1.99	2.11	2.99	3.11
33	1.96	2.07	2.19	3.15	3.28
34	2.05	2.17	2.29	3.34	3.47

35	2.15	2.27	2.40	3.56	3.70
36	2.27	2.39	2.54	3.82	3.97
37	2.42	2.55	2.70	4.15	4.31
38	2.59	2.73	2.89	4.52	4.71
39	2.77	2.92	3.09	4.94	5.14

40	2.98	3.15	3.33	5.44	5.65
41	3.20	3.38	3.58	5.96	6.20
42	3.44	3.63	3.85	6.54	6.80
43	3.71	3.92	4.15	7.16	7.45
44	3.99	4.21	4.46	7.83	8.15

45	4.30	4.54	4.81	8.54	8.88
46	4.65	4.90	5.19	9.28	9.66
47	5.01	5.28	5.60	10.08	10.48
48	5.41	5.71	6.04	10.94	11.37
49	5.84	6.17	6.53	11.88	12.35

50	6.34	6.69	7.08	12.91	13.42
51	6.90	7.28	7.71	14.08	14.64
52	7.54	7.96	8.43	15.39	16.00
53	8.29	8.75	9.26	16.88	17.56
54	9.10	9.60	10.17	18.49	19.23

55	10.00	10.55	11.17	20.21	21.02
56	10.98	11.59	12.27	22.02	22.90
57	11.99	12.66	13.40	23.90	24.86
58	13.12	13.85	14.67	25.88	26.91
59	14.38	15.17	16.07	27.99	29.11
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	15.80	16.68	17.66	30.36	31.58
61	17.39	18.36	19.44	33.06	34.39
62	19.25	20.32	21.52	36.14	37.59
63	21.37	22.56	23.88	39.61	41.20
64	23.74	25.06	26.53	43.42	45.16

65	26.31	27.78	29.41	47.45	49.35
66	29.10	30.72	32.52	51.66	53.72
67	32.05	33.83	35.82	55.98	58.22
68	35.24	37.20	39.39	60.49	62.91
69	38.80	40.95	43.36	65.41	68.02

70	45.68	48.22	51.05	75.57	78.60
71	52.20	55.10	58.34	84.76	88.15
72	59.89	63.22	66.94	95.35	99.16
73	68.84	72.66	76.94	107.40	111.69
74	78.98	83.36	88.27	120.93	125.77

75	92.64	97.79	103.54	139.48	145.06
76	105.18	111.02	117.55	155.64	161.87
77	118.74	125.34	132.71	172.57	179.47
78	133.47	140.88	149.17	190.38	197.99
79	149.76	158.08	167.38	209.57	217.95

80	172.06	181.62	192.30	236.06	245.50
81	193.43	204.18	216.19	260.09	270.50
82	217.95	230.06	243.59	287.12	298.61
83	245.66	259.31	274.56	317.11	329.79
84	276.29	291.64	308.80	349.29	363.26

85	315.75	333.29	352.90	391.31	406.96
86	351.74	371.28	393.12	427.12	444.20
87	389.72	411.37	435.57	464.95	483.55
88	429.61	453.47	480.15	505.25	525.46
89	471.90	498.12	527.42	546.99	568.87

90	526.48	555.73	588.42	601.81	625.88
91	576.24	608.25	644.03	649.56	675.54
92	631.55	666.64	705.85	704.17	732.34
93	696.84	735.56	778.82	771.48	802.34
94	782.15	825.60	874.17	860.58	895.00
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums

Rate Schedule S-2

3028-00-00
S-2
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.59	0.69	0.90	1.23	2.05
21	0.59	0.69	0.90	1.23	2.05
22	0.59	0.69	0.90	1.23	2.05
23	0.59	0.69	0.90	1.23	2.05
24	0.59	0.69	0.90	1.23	2.05

25	0.59	0.69	0.90	1.23	205
26	0.59	0.69	0.90	1.24	2.06
27	0.59	0.69	0.90	1.24	2.08
28	0.59	0.69	0.90	1.26	2.10
29	0.59	0.69	0.90	1.27	2.12

30	0.59	0.69	0.90	1.30	2.14
31	0.59	0.69	0.90	1.33	2.14
32	0.59	0.69	0.90	1.36	2.15
33	0.60	0.69	0.91	1.42	2.16
34	0.61	0.69	0.93	1.48	2.20

35	0.63	0.70	0.97	1.55	2.27
36	0.66	0.74	1.03	1.66	2.38
37	0.69	0.80	1.10	1.80	2.53
38	0.74	0.87	1.19	1.96	2.71
39	0.79	0.94	1.29	2.14	2.94

40	0.85	1.02	1.39	2.33	3.21
41	0.92	1.10	1.50	2.54	3.53
42	1.00	1.18	1.62	2.77	3.91
43	1.09	1.28	1.75	3.02	4.32
44	1.18	1.38	1.89	3.30	4.77

45	1.28	1.50	2.06	3.61	5.25
46	1.38	1.63	2.25	3.95	5.75
47	1.49	1.78	2.46	4.33	6.28
48	1.61	1.95	2.70	4.73	6.84
49	1.75	2.13	2.96	5.18	7.46
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.91	2.33	3.23	5.66	8.12
51	2.10	2.54	3.52	6.20	8.84
52	2.31	2.77	3.83	6.79	9.64
53	2.54	3.03	4.18	7.41	10.50
54	2.79	3.31	4.56	8.05	11.41

55	3.05	3.60	4.98	8.64	12.30
56	3.30	3.91	5.43	9.14	13.15
57	3.57	4.25	5.93	9.63	14.04
58	3.88	4.64	6.51	10.21	15.09
59	4.24	5.09	7.16	10.98	16.42

60	4.70	5.61	7.91	12.05	18.12
61	5.26	6.21	8.75	13.48	20.24
62	5.92	6.89	9.70	15.24	22.76
63	6.67	7.70	10.80	17.28	25.68
64	7.48	8.64	12.10	19.57	29.12

65	8.35	9.75	13.65	22.10	33.31
66	9.25	11.06	15.48	24.89	38.44
67	10.22	12.55	17.57	27.93	44.28
68	11.28	14.22	19.91	31.23	50.41
69	12.49	16.05	22.47	34.77	56.33

70	13.88	18.05	25.27	38.54	61.42
71	15.25	19.83	27.76	41.59	66.27
72	16.74	21.76	30.47	44.83	71.44
73	18.34	23.84	33.38	48.26	76.91
74	20.05	26.08	36.51	51.86	82.65

75	21.89	28.47	39.86	55.62	88.65
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Current Premium Rates – Females
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.51	0.60	0.79	1.06	1.80
21	0.51	0.60	0.79	1.06	1.80
22	0.51	0.60	0.79	1.06	1.80
23	0.51	0.60	0.79	1.06	1.80
24	0.51	0.60	0.79	1.06	1.80

25	0.51	0.60	0.79	1.06	1.81
26	0.51	0.60	0.79	1.06	1.82
27	0.51	0.60	0.79	1.06	1.82
28	0.51	0.60	0.79	1.06	1.83
29	0.51	0.60	0.80	1.06	1.85

30	0.51	0.60	0.80	1.08	1.86
31	0.51	0.60	0.80	1.10	1.86
32	0.51	0.60	0.80	1.12	1.86
33	0.51	0.60	0.80	1.16	1.87
34	0.51	0.61	0.81	1.21	1.90

35	0.52	0.63	0.83	1.28	1.97
36	0.55	0.66	0.87	1.37	2.09
37	0.59	0.71	0.93	1.48	2.24
38	0.63	0.76	1.00	1.61	2.42
39	0.68	0.81	1.08	1.75	2.62

40	0.73	0.87	1.16	1.90	2.82
41	0.78	0.92	1.25	2.06	3.02
42	0.83	0.98	1.34	2.22	3.24
43	0.88	1.04	1.44	2.39	3.46
44	0.94	1.11	1.55	2.58	3.71

45	1.00	1.18	1.67	2.77	3.99
46	1.07	1.26	1.80	2.97	4.31
47	1.15	1.35	1.95	3.18	4.65
48	1.24	1.45	2.11	3.40	5.02
49	1.33	1.56	2.27	3.63	5.41
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Current Premium Rates – Females
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.42	1.67	2.44	3.89	5.79
51	1.51	1.79	2.61	4.17	6.17
52	1.61	1.92	2.79	4.48	6.55
53	1.72	2.06	2.99	4.81	6.96
54	1.84	2.21	3.20	5.16	7.40

55	1.98	2.37	3.45	5.50	7.89
56	2.14	2.54	3.73	5.83	8.42
57	2.33	2.73	4.04	6.18	9.01
58	2.54	2.95	4.38	6.57	9.68
59	2.77	3.19	4.76	7.03	10.45

60	3.02	3.47	5.17	7.57	11.31
61	3.29	3.80	5.63	8.21	12.28
62	3.59	4.18	6.15	8.96	13.37
63	3.93	4.61	6.73	9.83	14.64
64	4.30	5.07	7.33	10.83	16.13

65	4.68	5.52	7.87	11.93	17.89
66	5.06	5.93	8.29	13.13	19.98
67	5.47	6.36	8.70	14.48	22.38
68	5.97	6.90	9.28	16.05	25.05
69	6.61	7.67	10.23	17.95	27.93

70	7.45	8.78	11.80	20.27	30.95
71	8.30	9.79	13.15	22.38	34.09
72	9.26	10.92	14.67	24.60	37.57
73	10.33	12.17	16.36	27.10	41.38
74	11.51	13.56	18.23	29.82	45.54

75	12.81	15.09	20.28	32.78	50.05
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Guaranteed Premium Rates – Unisex
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	0.88	0.00	2.00
16	0.00	0.00	0.88	0.00	2.00
17	0.00	0.00	0.88	0.00	2.00
18	0.00	0.00	0.88	0.00	2.00
19	0.00	0.00	0.88	0.00	2.00

20	0.57	0.67	0.88	1.20	2.00
21	0.57	0.67	0.88	1.20	2.00
22	0.57	0.67	0.88	1.20	2.00
23	0.57	0.67	0.88	1.20	2.00
24	0.57	0.67	0.88	1.20	2.00

25	0.57	0.67	0.88	1.20	2.00
26	0.57	0.67	0.88	1.20	2.01
27	0.57	0.67	0.88	1.20	2.03
28	0.57	0.67	0.88	1.22	2.05
29	0.57	0.67	0.88	1.23	2.07

30	0.57	0.67	0.88	1.26	2.08
31	0.57	0.67	0.88	1.28	2.08
32	0.57	0.67	0.88	1.31	2.09
33	0.58	0.67	0.89	1.37	2.10
34	0.59	0.67	0.91	1.43	2.14

35	0.61	0.69	0.94	1.50	2.21
36	0.64	0.72	1.00	1.60	2.32
37	0.67	0.78	1.07	1.74	2.47
38	0.72	0.85	1.15	1.89	2.65
39	0.77	0.91	1.25	2.06	2.88

40	0.83	0.99	1.34	2.24	3.13
41	0.89	1.06	1.45	2.44	3.43
42	0.97	1.14	1.56	2.66	3.78
43	1.05	1.23	1.69	2.89	4.15
44	1.13	1.33	1.82	3.16	4.56

45	1.22	1.44	1.98	3.44	5.00
46	1.32	1.56	2.16	3.75	5.46
47	1.42	1.69	2.36	4.10	5.95
48	1.54	1.85	2.58	4.46	6.48
49	1.67	2.02	2.82	4.87	7.05
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 10
Guaranteed Premium Rates – Unisex
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.81	2.20	3.07	5.31	7.65
51	1.98	2.39	3.34	5.79	8.31
52	2.17	2.60	3.62	6.33	9.02
53	2.38	2.84	3.94	6.89	9.79
54	2.60	3.09	4.29	7.47	10.61

55	2.84	3.35	4.67	8.01	11.42
56	3.07	3.64	5.09	8.48	12.20
57	3.32	3.95	5.55	8.94	13.03
58	3.61	4.30	6.08	9.48	14.01
59	3.95	4.71	6.68	10.19	15.23

60	4.36	5.18	7.36	11.15	16.76
61	4.87	5.73	8.13	12.43	18.65
62	5.45	6.35	8.99	13.98	20.88
63	6.12	7.08	9.99	15.79	23.47
64	6.84	7.93	11.15	17.82	26.52

65	7.62	8.90	12.49	20.07	30.23
66	8.41	10.03	14.04	22.54	34.75
67	9.27	11.31	15.80	25.24	39.90
68	10.22	12.76	17.78	28.19	45.34
69	11.31	14.37	20.02	31.41	50.65

70	12.59	16.20	22.58	34.89	55.33
71	13.86	17.82	24.84	37.75	59.83
72	15.24	19.59	27.31	40.78	64.67
73	16.74	21.51	29.98	44.03	69.80
74	18.34	23.58	32.85	47.45	75.23

75	20.07	25.79	35.94	51.05	80.93
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.72	1.81	1.92	2.70	2.81
26	1.74	1.84	1.95	2.80	2.91
27	1.76	1.85	1.96	2.82	2.93
28	1.78	1.88	1.99	2.86	2.98
29	1.82	1.92	2.03	2.91	3.02

30	1.85	1.96	2.07	2.97	3.09
31	1.89	1.99	2.11	3.07	3.20
32	1.94	2.04	2.16	3.20	3.32
33	2.01	2.12	2.25	3.36	3.50
34	2.11	2.22	2.35	3.56	3.70

35	2.20	2.33	2.46	3.80	3.96
36	2.32	2.45	2.60	4.08	4.24
37	2.47	2.61	2.76	4.42	4.60
38	2.64	2.79	2.95	4.82	5.01
39	2.82	2.98	3.15	5.26	5.47

40	3.04	3.21	3.40	5.78	6.01
41	3.26	3.44	3.64	6.34	6.59
42	3.50	3.69	3.91	6.96	7.23
43	3.78	3.99	4.22	7.63	7.94
44	4.07	4.29	4.55	8.37	8.71

45	4.39	4.64	4.91	9.14	9.51
46	4.76	5.02	5.32	9.96	10.36
47	5.13	5.42	5.74	10.84	11.27
48	5.56	5.87	6.21	11.79	12.26
49	6.02	6.35	6.72	12.83	13.34

50	6.54	6.90	7.31	13.97	14.52
51	7.13	7.53	7.97	15.27	15.88
52	7.82	8.25	8.74	16.73	17.40
53	8.62	9.10	9.63	18.40	19.14
54	9.49	10.02	10.61	20.21	21.02

55	10.47	11.05	11.70	22.15	23.03
56	11.55	12.19	12.91	24.21	25.17
57	12.67	13.38	14.17	26.37	27.43
58	13.95	14.72	15.59	28.65	29.80
59	15.35	16.20	17.16	31.09	32.34
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	16.94	17.88	18.93	33.81	35.17
61	18.69	19.73	20.89	36.89	38.36
62	20.72	21.88	23.16	40.35	41.96
63	23.01	24.29	25.72	44.22	45.99
64	25.57	26.99	28.57	48.45	50.39

65	28.35	29.93	31.69	52.93	55.05
66	31.38	33.12	35.07	57.63	59.94
67	34.61	36.53	38.68	62.49	64.99
68	38.12	40.24	42.60	67.58	70.29
69	42.03	44.36	46.97	73.12	76.05

70	49.53	52.29	55.36	84.50	87.88
71	56.62	59.76	63.28	94.69	98.47
72	64.91	68.51	72.54	106.34	110.60
73	74.50	78.63	83.26	119.50	124.28
74	85.29	90.03	95.33	134.21	139.58

75	99.81	105.35	111.55	154.40	160.57
76	113.04	119.32	126.34	171.83	178.70
77	127.30	134.37	142.28	189.99	197.59
78	142.71	150.64	159.50	209.00	217.36
79	159.69	168.56	178.48	229.38	238.56

80	182.92	193.09	204.44	257.52	267.82
81	204.99	216.38	229.11	282.76	294.07
82	230.21	243.00	257.29	311.00	323.44
83	258.60	272.97	289.03	342.00	355.68
84	289.87	305.98	323.98	375.07	390.07

85	330.13	348.48	368.97	417.73	434.44
86	366.47	386.83	409.59	453.14	471.27
87	404.55	427.02	452.14	490.36	509.98
88	444.21	468.89	496.48	529.87	551.07
89	486.00	513.00	543.18	570.34	593.16

90	540.05	570.06	603.59	623.36	648.29
91	588.70	621.41	657.96	668.24	694.97
92	642.54	678.23	718.13	719.79	748.58
93	706.06	745.29	789.13	784.18	815.55
94	789.59	833.46	882.48	869.54	904.33
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.40	1.48	1.57	1.68	1.75
26	1.44	1.52	1.61	1.74	1.81
27	1.46	1.55	1.64	1.79	1.86
28	1.50	1.58	1.68	1.86	1.93
29	1.55	1.64	1.73	1.94	2.01

30	1.60	1.69	1.79	2.02	2.10
31	1.65	1.74	1.84	2.10	2.19
32	1.69	1.79	1.89	2.19	2.28
33	1.76	1.85	1.96	2.30	2.39
34	1.84	1.94	2.06	2.43	2.53

35	1.92	2.03	2.15	2.58	2.68
36	2.05	2.16	2.29	2.79	2.90
37	2.20	2.33	2.46	3.05	3.17
38	2.37	2.50	2.65	3.34	3.47
39	2.55	2.70	2.85	3.66	3.81

40	2.76	2.91	3.08	4.05	4.21
41	2.99	3.16	3.34	4.46	4.63
42	3.22	3.40	3.60	4.87	5.06
43	3.45	3.64	3.86	5.27	5.49
44	3.68	3.88	4.11	5.68	5.91

45	3.93	4.15	4.40	6.11	6.36
46	4.20	4.43	4.69	6.57	6.83
47	4.50	4.75	5.03	7.03	7.31
48	4.81	5.07	5.37	7.53	7.83
49	5.14	5.43	5.75	8.08	8.41

50	5.53	5.84	6.18	8.67	9.02
51	5.96	6.29	6.66	9.30	9.67
52	6.44	6.80	7.20	10.01	10.41
53	6.97	7.36	7.79	10.80	11.24
54	7.52	7.94	8.40	11.61	12.08

55	8.10	8.55	9.05	12.44	21.94
56	8.69	9.17	9.71	13.27	13.80
57	9.26	9.78	10.35	14.03	14.59
58	9.84	10.39	11.00	14.78	15.38
59	10.48	11.07	11.72	15.59	16.22
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	11.25	11.87	12.57	16.55	17.22
61	12.19	12.87	13.62	17.76	18.47
62	13.36	14.11	14.94	19.31	20.08
63	14.80	15.63	16.55	21.19	22.03
64	16.43	17.34	18.36	23.29	24.22

65	18.17	19.18	20.31	25.51	26.53
66	19.99	21.10	22.34	27.75	28.87
67	21.83	23.04	24.39	29.93	31.13
68	23.74	25.06	26.53	32.13	33.42
69	25.87	27.31	28.91	34.53	35.91

70	30.25	31.93	33.81	39.85	41.45
71	34.55	36.47	38.61	45.04	46.84
72	39.83	42.04	44.51	51.39	53.44
73	46.22	48.79	51.66	58.99	61.35
74	53.71	56.70	60.03	67.82	70.53

75	63.98	67.53	71.50	79.83	83.02
76	73.75	77.84	82.42	90.92	94.55
77	84.52	89.21	94.46	102.87	106.98
78	96.49	101.85	107.84	115.87	120.51
79	110.04	116.15	122.98	130.34	135.55

80	128.59	135.74	143.72	150.20	156.20
81	147.19	155.37	164.50	169.45	176.23
82	168.93	178.31	188.80	191.63	199.30
83	193.88	204.65	216.69	217.52	226.22
84	221.96	234.29	248.08	246.20	256.05

85	258.21	272.55	288.58	285.64	297.07
86	292.79	309.06	327.24	323.01	335.93
87	330.40	348.76	369.27	363.29	377.82
88	371.17	391.79	414.84	406.77	423.04
89	415.49	438.57	464.37	453.58	471.72

90	472.21	498.45	527.77	515.62	536.25
91	526.39	555.63	588.31	574.83	597.83
92	587.63	620.27	656.76	641.70	667.37
93	659.95	696.62	737.60	720.69	749.51
94	752.39	794.19	840.91	824.73	857.72
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-2
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.66	1.75	1.85	2.49	2.59
26	1.68	1.78	1.88	2.59	2.69
27	1.70	1.79	1.90	2.61	2.72
28	1.72	1.82	1.93	2.66	2.77
29	1.76	1.86	1.97	2.71	2.82

30	1.80	1.90	2.01	2.78	2.90
31	1.84	1.94	2.06	2.88	2.99
32	1.89	1.99	2.11	2.99	3.11
33	1.96	2.07	2.19	3.15	3.28
34	2.05	2.17	2.29	3.34	3.47

35	2.15	2.27	2.40	3.56	3.70
36	2.27	2.39	2.54	3.82	3.97
37	2.42	2.55	2.70	4.15	4.31
38	2.59	2.73	2.89	4.52	4.71
39	2.77	2.92	3.09	4.94	5.14

40	2.98	3.15	3.33	5.44	5.65
41	3.20	3.38	3.58	5.96	6.20
42	3.44	3.63	3.85	6.54	6.80
43	3.71	3.92	4.15	7.16	7.45
44	3.99	4.21	4.46	7.83	8.15

45	4.30	4.54	4.81	8.54	8.88
46	4.65	4.90	5.19	9.28	9.66
47	5.01	5.28	5.60	10.08	10.48
48	5.41	5.71	6.04	10.94	11.37
49	5.84	6.17	6.53	11.88	12.35

50	6.34	6.69	7.08	12.91	13.42
51	6.90	7.28	7.71	14.08	14.64
52	7.54	7.96	8.43	15.39	16.00
53	8.29	8.75	9.26	16.88	17.56
54	9.10	9.60	10.17	18.49	19.23

55	10.00	10.55	11.17	20.21	21.02
56	10.98	11.59	12.27	22.02	22.90
57	11.99	12.66	13.40	23.90	24.86
58	13.12	13.85	14.67	25.88	26.91
59	14.38	15.17	16.07	27.99	29.11
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	15.80	16.68	17.66	30.36	31.58
61	17.39	18.36	19.44	33.06	34.39
62	19.25	20.32	21.52	36.14	37.59
63	21.37	22.56	23.88	39.61	41.20
64	23.74	25.06	26.53	43.42	45.16

65	26.31	27.78	29.41	47.45	49.35
66	29.10	30.72	32.52	51.66	53.72
67	32.05	33.83	35.82	55.98	58.22
68	35.24	37.20	39.39	60.49	62.91
69	38.80	40.95	43.36	65.41	68.02

70	45.68	48.22	51.05	75.57	78.60
71	52.20	55.10	58.34	84.76	88.15
72	59.89	63.22	66.94	95.35	99.16
73	68.84	72.66	76.94	107.40	111.69
74	78.98	83.36	88.27	120.93	125.77

75	92.64	97.79	103.54	139.48	145.06
76	105.18	111.02	117.55	155.64	161.87
77	118.74	125.34	132.71	172.57	179.47
78	133.47	140.88	149.17	190.38	197.99
79	149.76	158.08	167.38	209.57	217.95

80	172.06	181.62	192.30	236.06	245.50
81	193.43	204.18	216.19	260.09	270.50
82	217.95	230.06	243.59	287.12	298.61
83	245.66	259.31	274.56	317.11	329.79
84	276.29	291.64	308.80	349.29	363.26

85	315.75	333.29	352.90	391.31	406.96
86	351.74	371.28	393.12	427.12	444.20
87	389.72	411.37	435.57	464.95	483.55
88	429.61	453.47	480.15	505.25	525.46
89	471.90	498.12	527.42	546.99	568.87

90	526.48	555.73	588.42	601.81	625.88
91	576.24	608.25	644.03	649.56	675.54
92	631.55	666.64	705.85	704.17	732.34
93	696.84	735.56	778.82	771.48	802.34
94	782.15	825.60	874.17	860.58	895.00
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums

Rate Schedule S-3
03/06/98

3028-00-00
S-3
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 15
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.60	0.70	0.98	1.44	2.41
21	0.60	0.70	0.98	1.44	2.41
22	0.60	0.70	0.98	1.44	2.41
23	0.60	0.70	0.98	1.44	2.41
24	0.60	0.70	0.98	1.44	2.41

25	0.60	0.70	0.98	1.44	2.41
26	0.60	0.70	0.98	1.46	2.42
27	0.60	0.70	0.98	1.49	2.43
28	0.60	0.70	0.98	1.52	2.45
29	0.60	0.70	0.99	1.56	2.47

30	0.60	0.71	1.00	1.60	2.50
31	0.60	0.72	1.02	1.64	2.54
32	0.60	0.73	1.04	1.69	2.59
33	0.61	0.74	1.07	1.74	2.65
34	0.62	0.75	1.10	1.80	2.72

35	0.65	0.77	1.13	1.86	2.78
36	0.68	0.79	1.15	1.91	2.83
37	0.71	0.82	1.17	1.95	2.89
38	0.76	0.89	1.21	2.03	2.98
39	0.80	0.96	1.32	2.20	3.15

40	0.86	1.04	1.42	2.40	3.43
41	0.94	1.12	1.53	2.72	3.85
42	1.02	1.21	1.73	3.15	4.39
43	1.14	1.34	1.96	3.64	5.01
44	1.28	1.51	2.20	4.14	5.68

45	1.43	1.68	2.46	4.63	6.37
46	1.57	1.85	2.72	5.08	7.06
47	1.71	2.03	2.98	5.51	7.77
48	1.86	2.22	3.27	5.96	8.53
49	2.03	2.43	3.58	6.46	9.34
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 15
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.21	2.66	3.91	7.02	10.21
51	2.42	2.91	4.26	7.66	11.14
52	2.64	3.18	4.64	8.37	12.16
53	2.90	3.49	5.07	9.16	13.27
54	3.17	3.83	5.55	10.00	14.46

55	3.46	4.19	6.08	10.87	15.69
56	3.76	4.58	6.66	11.74	16.93
57	4.08	5.00	7.31	12.65	18.23
58	4.45	5.49	8.05	13.67	19.70
59	4.87	6.07	8.93	14.91	21.53

60	5.38	6.78	9.98	16.49	23.99
61	5.99	7.64	11.25	18.51	27.29
62	6.69	8.65	12.72	20.89	31.21
63	7.47	9.76	14.32	23.46	35.35
64	8.32	10.94	16.00	26.00	39.22

65	9.22	12.16	17.68	28.30	42.24
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 15
Current Premium Rates – Females
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.53	0.62	0.79	1.15	1.83
21	0.53	0.62	0.79	1.15	1.83
22	0.53	0.62	0.79	1.15	1.83
23	0.53	0.62	0.79	1.15	1.83
24	0.53	0.62	0.79	1.15	1.83

25	0.53	0.62	0.80	1.16	1.85
26	0.53	0.62	0.81	1.18	1.88
27	0.53	0.62	0.81	1.20	1.92
28	0.54	0.62	0.82	1.22	1.97
29	0.54	0.62	0.83	1.25	2.02

30	0.54	0.62	0.84	1.28	2.07
31	0.54	0.62	0.85	1.30	2.10
32	0.54	0.62	0.86	1.32	2.13
33	0.54	0.63	0.87	1.35	2.16
34	0.54	0.65	0.90	1.39	2.22

35	0.55	0.67	0.93	1.46	2.31
36	0.57	0.70	0.98	1.56	2.45
37	0.61	0.75	1.04	1.70	2.63
38	0.66	0.80	1.11	1.85	2.83
39	0.71	0.85	1.19	2.01	3.06

40	0.76	0.92	1.28	2.19	3.30
41	0.82	0.97	1.38	2.37	3.55
42	0.87	1.03	1.48	2.57	3.81
43	0.93	1.09	1.60	2.77	4.09
44	1.00	1.17	1.72	2.99	4.40

45	1.07	1.26	1.84	3.22	4.74
46	1.15	1.36	1.96	3.46	5.11
47	1.24	1.47	2.09	3.71	5.51
48	1.33	1.59	2.23	3.98	5.95
49	1.44	1.71	2.38	4.28	6.41
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
SAFECO - Term 15
Current Premium Rates – Females
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.54	1.84	2.54	4.60	6.89
51	1.65	1.97	2.71	4.95	7.37
52	1.76	2.11	2.90	5.34	7.87
53	1.88	2.25	3.11	5.76	8.43
54	2.03	2.42	3.36	6.20	9.09

55	2.20	2.61	3.65	6.65	9.89
56	2.41	2.82	3.99	7.09	10.86
57	2.65	3.06	4.38	7.55	11.98
58	2.92	3.34	4.83	8.06	13.20
59	3.20	3.65	5.33	8.69	14.52

60	3.47	3.99	5.88	9.46	15.91
61	3.72	4.36	6.48	10.42	17.39
62	3.97	4.79	7.15	11.56	18.97
63	4.26	5.28	7.91	12.84	20.61
64	4.62	5.87	8.77	14.20	22.23

65	5.09	6.56	9.74	15.58	23.69
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
SAFECO - Term 15
Guaranteed Premium Rates – Unisex
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	0.94	0.00	2.29
16	0.00	0.00	0.94	0.00	2.29
17	0.00	0.00	0.94	0.00	2.29
18	0.00	0.00	0.94	0.00	2.29
19	0.00	0.00	0.94	0.00	2.29

20	0.59	0.68	0.94	1.38	2.29
21	0.59	0.68	0.94	1.38	2.29
22	0.59	0.68	0.94	1.38	2.29
23	0.59	0.68	0.94	1.38	2.29
24	0.59	0.68	0.94	1.38	2.29

25	0.59	0.68	0.94	1.38	2.30
26	0.59	0.68	0.95	1.40	2.31
27	0.59	0.68	0.95	1.43	2.33
28	0.59	0.68	0.95	1.46	2.35
29	0.59	0.68	0.96	1.50	2.38

30	0.59	0.69	0.97	1.54	2.41
31	0.59	0.70	0.99	1.57	2.45
32	0.59	0.71	1.00	1.62	2.50
33	0.60	0.72	1.03	1.66	2.55
34	0.60	0.73	1.06	1.72	2.62

35	0.63	0.75	1.09	1.78	2.69
36	0.66	0.77	1.12	1.84	2.75
37	0.69	0.81	1.14	1.90	2.84
38	0.74	0.87	1.19	1.99	2.95
39	0.78	0.94	1.25	2.13	3.13

40	0.84	1.02	1.35	2.34	3.40
41	0.92	1.09	1.50	2.65	3.79
42	0.99	1.17	1.68	3.03	4.27
43	1.10	1.29	1.89	3.47	4.83
44	1.22	1.44	2.10	3.91	5.42

45	1.36	1.60	2.34	4.35	6.04
46	1.49	1.75	2.57	4.76	6.67
47	1.62	1.92	2.80	5.15	7.32
48	1.75	2.09	3.06	5.56	8.01
49	1.91	2.29	3.34	6.02	8.75
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
SAFECO - Term 15
Guaranteed Premium Rates – Unisex
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.08	2.50	3.64	6.54	9.55
51	2.27	2.72	3.95	7.12	10.39
52	2.46	2.97	4.29	7.76	11.30
53	2.70	3.24	4.68	8.48	12.30
54	2.94	3.55	5.11	9.24	13.39

55	3.21	3.87	5.59	10.03	14.53
56	3.49	4.23	6.13	10.81	15.72
57	3.79	4.61	6.72	11.63	16.98
58	4.14	5.06	7.41	12.55	18.40
59	4.54	5.59	8.21	13.67	20.13

60	5.00	6.22	9.16	15.08	22.37
61	5.54	6.98	10.30	16.89	25.31
62	6.15	7.88	11.61	19.02	28.76
63	6.83	8.86	13.04	21.34	32.40
64	7.58	9.93	14.55	23.64	35.82

65	8.39	11.04	16.09	25.76	38.53
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
All SAFECO - Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.72	1.81	1.92	2.70	2.81
26	1.74	1.84	1.95	2.80	2.91
27	1.76	1.85	1.96	2.82	2.93
28	1.78	1.88	1.99	2.86	2.98
29	1.82	1.92	2.03	2.91	3.02

30	1.85	1.96	2.07	2.97	3.09
31	1.89	1.99	2.11	3.07	3.20
32	1.94	2.04	2.16	3.20	3.32
33	2.01	2.12	2.25	3.36	3.50
34	2.11	2.22	2.35	3.56	3.70

35	2.20	2.33	2.46	3.80	3.96
36	2.32	2.45	2.60	4.08	4.24
37	2.47	2.61	2.76	4.42	4.60
38	2.64	2.79	2.95	4.82	5.01
39	2.82	2.98	3.15	5.26	5.47

40	3.04	3.21	3.40	5.78	6.01
41	3.26	3.44	3.64	6.34	6.59
42	3.50	3.69	3.91	6.96	7.23
43	3.78	3.99	4.22	7.63	7.94
44	4.07	4.29	4.55	8.37	8.71

45	4.39	4.64	4.91	9.14	9.51
46	4.76	5.02	5.32	9.96	10.36
47	5.13	5.42	5.74	10.84	11.27
48	5.56	5.87	6.21	11.79	12.26
49	6.02	6.35	6.72	12.83	13.34

50	6.54	6.90	7.31	13.97	14.52
51	7.13	7.53	7.97	15.27	15.88
52	7.82	8.25	8.74	16.73	17.40
53	8.62	9.10	9.63	18.40	19.14
54	9.49	10.02	10.61	20.21	21.02

55	10.47	11.05	11.70	22.15	23.03
56	11.55	12.19	12.91	24.21	25.17
57	12.67	13.38	14.17	26.37	27.43
58	13.95	14.72	15.59	28.65	29.80
59	15.35	16.20	17.16	31.09	32.34
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
All SAFECO - Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	16.94	17.88	18.93	33.81	35.17
61	18.69	19.73	20.89	36.89	38.36
62	20.72	21.88	23.16	40.35	41.96
63	23.01	24.29	25.72	44.22	45.99
64	25.57	26.29	28.57	48.45	50.39

65	28.35	29.93	31.69	52.93	55.05
66	31.38	33.12	35.07	57.63	59.94
67	34.61	36.53	38.68	62.49	64.99
68	38.12	40.24	42.60	67.58	70.29
69	42.03	44.36	46.97	73.12	76.05

70	49.53	52.29	55.36	84.50	87.88
71	56.62	59.76	63.28	94.69	98.47
72	64.91	68.51	72.54	106.34	110.60
73	74.50	78.63	83.26	119.50	124.28
74	85.29	90.03	95.33	134.21	139.58

75	99.81	105.35	111.55	154.40	160.57
76	113.04	119.32	126.34	171.83	178.70
77	127.30	134.37	142.28	189.99	197.59
78	142.71	150.64	159.50	209.00	217.36
79	159.69	168.56	178.48	229.38	238.56

80	182.92	193.09	204.44	257.52	267.82
81	204.99	216.38	229.11	282.76	294.07
82	230.21	243.00	257.29	311.00	323.44
83	258.60	272.97	289.03	342.00	355.68
84	289.87	305.98	323.98	375.07	390.07

85	330.13	348.48	368.97	417.73	434.44
86	366.47	386.83	409.59	453.14	471.27
87	404.55	427.02	452.14	490.36	509.98
88	444.21	468.89	496.48	529.87	551.07
89	486.00	513.00	543.18	570.34	593.16

90	540.05	570.06	603.59	623.36	648.29
91	588.70	621.41	657.96	668.24	694.97
92	642.54	678.23	718.13	719.79	748.58
93	706.06	745.29	789.13	784.18	815.55
94	789.59	833.46	882.48	869.54	904.33
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
All SAFECO - Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.40	1.48	1.57	1.68	1.75
26	1.44	1.52	1.61	1.74	1.81
27	1.46	1.55	1.64	1.79	1.86
28	1.50	1.58	1.68	1.86	1.93
29	1.55	1.64	1.73	1.94	2.01

30	1.60	1.69	1.79	2.02	2.10
31	1.65	1.74	1.84	2.10	2.19
32	1.69	1.79	1.89	2.19	2.28
33	1.76	1.85	1.96	2.30	2.39
34	1.84	1.94	2.06	2.43	2.53

35	1.92	2.03	2.15	2.58	2.68
36	2.05	2.16	2.29	2.79	2.90
37	2.20	2.33	2.46	3.05	3.17
38	2.37	2.50	2.65	3.34	3.47
39	2.55	2.70	2.85	3.66	3.81

40	2.76	2.91	3.08	4.05	4.21
41	2.99	3.16	3.34	4.46	4.63
42	3.22	3.40	3.60	4.87	5.06
43	3.45	3.64	3.86	5.27	5.49
44	3.68	3.88	4.11	5.68	5.91

45	3.93	4.15	4.40	6.11	6.36
46	4.20	4.43	4.69	6.57	6.83
47	4.50	4.75	5.03	7.03	7.31
48	4.81	5.07	5.37	7.53	7.83
49	5.14	5.43	5.75	8.08	8.41

50	5.53	5.84	6.18	8.67	9.02
51	5.96	6.29	6.66	9.30	9.67
52	6.44	6.80	7.20	10.01	10.41
53	6.97	7.36	7.79	10.80	11.24
54	7.52	7.94	8.40	11.61	12.08

55	8.10	8.55	9.05	12.44	12.94
56	8.69	9.17	9.71	13.27	13.80
57	9.26	9.78	10.35	14.03	14.59
58	9.84	10.39	11.00	14.78	15.38
59	10.48	11.07	11.72	15.59	16.22
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-3
SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	11.25	11.87	12.57	16.55	17.22
61	12.19	12.87	13.62	17.76	18.47
62	13.36	14.11	14.94	19.31	20.08
63	14.80	15.63	16.55	21.19	22.03
64	16.43	17.34	18.36	23.29	24.22

65	18.17	19.18	20.31	25.51	26.53
66	19.99	21.10	22.34	27.75	28.87
67	21.83	23.04	24.39	29.93	31.13
68	23.74	25.06	26.53	32.13	33.42
69	25.87	27.31	28.91	34.53	35.91

70	30.25	31.93	33.81	39.85	41.45
71	34.55	36.47	38.61	45.04	46.84
72	39.83	42.04	44.51	51.39	53.44
73	46.22	48.79	51.66	58.99	61.35
74	53.71	56.70	60.03	67.82	70.53

75	63.98	67.53	71.50	79.83	83.02
76	73.75	77.84	82.42	90.92	94.55
77	84.52	89.21	94.46	102.87	106.98
78	96.49	101.85	107.84	115.87	120.51
79	110.04	116.15	122.98	130.34	135.55

80	128.59	135.74	143.72	150.20	156.20
81	147.19	155.37	164.50	169.45	176.23
82	168.93	178.31	188.80	191.63	199.30
83	193.88	204.65	216.69	217.52	226.22
84	221.96	234.29	248.08	246.20	256.05

85	258.21	272.55	288.58	285.64	297.07
86	292.79	309.06	327.24	323.01	335.93
87	330.40	348.76	369.27	363.29	377.82
88	371.17	391.79	414.84	406.77	423.04
89	415.49	438.57	464.37	453.58	471.72

90	472.21	498.45	527.77	515.62	536.25
91	526.39	555.63	588.31	574.83	597.83
92	587.63	620.27	656.76	641.70	667.37
93	659.95	696.62	737.60	720.69	749.51
94	752.39	794.19	840.91	824.73	857.72
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY
All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.66	1.75	1.85	2.49	2.59
26	1.68	1.78	1.88	2.59	2.69
27	1.70	1.79	1.90	2.61	2.72
28	1.72	1.82	1.93	2.66	2.77
29	1.76	1.86	1.97	2.71	2.82

30	1.80	1.90	2.01	2.78	2.90
31	1.84	1.94	2.06	2.88	2.99
32	1.89	1.99	2.11	2.99	3.11
33	1.96	2.07	2.19	3.15	3.28
34	2.05	2.17	2.29	3.34	3.47

35	2.15	2.27	2.40	3.56	3.70
36	2.27	2.39	2.54	3.82	3.97
37	2.42	2.55	2.70	4.15	4.31
38	2.59	2.73	2.89	4.52	4.71
39	2.77	2.92	3.09	4.94	5.14

40	2.98	3.15	3.33	5.44	5.65
41	3.20	3.38	3.58	5.96	6.20
42	3.44	3.63	3.85	6.54	6.80
43	3.71	3.92	4.15	7.16	7.45
44	3.99	4.21	4.46	7.83	8.15

45	4.30	4.54	4.81	8.54	8.88
46	4.65	4.90	5.19	9.28	9.66
47	5.01	5.28	5.60	10.08	10.48
48	5.41	5.71	6.04	10.94	11.37
49	5.84	6.17	6.53	11.88	12.35

50	6.34	6.69	7.08	12.91	13.42
51	6.90	7.28	7.71	14.08	14.64
52	7.54	7.96	8.43	15.39	16.00
53	8.29	8.75	9.26	16.88	17.56
54	9.10	9.60	10.17	18.49	19.23

55	10.00	10.55	11.17	20.21	21.02
56	10.98	11.59	12.27	22.02	22.90
57	11.99	12.66	13.40	23.90	24.86
58	13.12	13.85	14.67	25.88	26.91
59	14.38	15.17	16.07	27.99	29.11
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY

All SAFECO-Term
Products Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	15.80	16.68	17.66	30.36	31.58
61	17.39	18.36	19.44	33.06	34.39
62	19.25	20.32	21.52	36.14	37.59
63	21.37	22.56	23.88	39.61	41.20
64	23.74	25.06	26.53	43.42	45.16

65	26.31	27.78	29.41	47.45	49.35
66	29.10	30.72	32.52	51.66	53.72
67	32.05	33.83	35.82	55.98	58.22
68	35.24	37.20	39.39	60.49	62.91
69	38.80	40.95	43.36	65.41	68.02

70	45.68	48.22	51.05	75.57	78.60
71	52.20	55.10	58.34	84.76	88.15
72	59.89	63.22	66.94	95.35	99.16
73	68.84	72.66	76.94	107.40	111.69
74	78.98	83.36	88.27	120.93	125.77

75	92.64	97.79	103.54	139.48	145.06
76	105.18	111.02	117.55	155.64	161.87
77	118.74	125.34	132.71	172.57	179.47
78	133.47	140.88	149.17	190.38	197.99
79	149.76	158.08	167.38	209.57	217.95

80	172.06	181.62	192.30	236.06	245.50
81	193.43	204.18	216.19	260.09	270.50
82	217.95	230.06	243.59	287.12	298.61
83	245.66	259.31	274.56	317.11	329.79
84	276.29	291.64	308.80	349.29	363.26

85	315.75	333.29	352.90	391.31	406.96
86	351.74	371.28	393.12	427.12	444.20
87	389.72	411.37	435.57	464.95	483.55
88	429.61	453.47	480.15	505.25	525.46
89	471.90	498.12	527.42	546.99	568.87

90	526.48	555.73	588.42	601.81	625.88
91	576.24	608.25	644.03	649.56	675.54
92	631.55	666.64	705.85	704.17	732.34
93	696.84	735.56	778.82	771.48	802.34
94	782.15	825.60	874.17	860.58	895.00
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp. this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums

Rate Schedule S-4

3028-00-00
S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 20
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.74	0.92	1.25	1.79	2.90
21	0.74	0.92	1.25	1.79	2.90
22	0.74	0.92	1.25	1.79	2.90
23	0.74	0.92	1.25	1.79	2.90
24	0.74	0.92	1.25	1.79	2.90

25	0.74	0.92	1.25	1.79	2.90
26	0.74	0.92	1.26	1.81	2.90
27	0.75	0.93	1.28	1.83	2.90
28	0.75	0.94	1.29	1.86	2.90
29	0.75	0.95	1.31	1.90	2.92

30	0.76	0.96	1.33	1.95	2.98
31	0.76	0.97	1.34	2.00	3.08
32	0.76	0.98	1.34	2.06	3.21
33	0.77	1.00	1.36	2.14	3.38
34	0.78	1.03	1.38	2.24	3.57

35	0.80	1.07	1.43	2.38	3.78
36	0.84	1.13	1.50	2.55	4.01
37	0.88	1.21	1.59	2.77	4.26
38	0.94	1.30	1.71	3.02	4.56
39	1.02	1.40	1.85	3.32	4.92

40	1.11	1.51	2.02	3.67	5.36
41	1.22	1.62	2.22	4.09	5.90
42	1.34	1.74	2.46	4.56	6.53
43	1.48	1.88	2.72	5.08	7.23
44	1.64	2.03	3.00	5.63	7.98

45	1.81	2.21	3.30	6.21	8.77
46	2.00	2.42	3.61	6.80	9.58
47	2.21	2.65	3.95	7.42	10.44
48	2.44	2.92	4.31	8.08	11.36
49	2.68	3.20	4.69	8.79	12.36
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 20
Current Premium Rates – Males
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.93	3.49	5.09	9.55	13.47
51	3.17	3.79	5.50	10.37	14.70
52	3.40	4.09	5.93	11.25	16.02
53	3.68	4,44	6.40	12.20	17.43
54	4.04	4.84	6.94	13.22	18.94

55	4.56	5.33	7.60	14.37	20.59
56	5.30	5.94	8.40	15.67	22.42
57	6.19	6.64	9.32	17.10	24.40
58	7.14	7.40	10.32	18.59	26.40
59	7.99	8.17	11.33	20.03	28.26

60	8.60	8.86	12.27	21.25	29.70
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term20
Current Premium Rates – Females
[***] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
20	0.61	0.74	1.03	1.29	2.02
21	0.61	0.74	1.03	1.29	2.02
22	0.61	0.74	1.03	1.29	2.02
23	0.61	0.74	1.03	1.29	2.02
24	0.61	0.74	1.03	1.29	2.02

25	0.62	0.75	1.03	1.29	2.05
26	0.63	0.75	1.04	1.32	2.10
27	0.64	0.75	1.05	1.36	2.16
28	0.64	0.75	1.07	1.42	2.24
29	0.65	0.75	1.08	1.47	2.32

30	0.66	0.75	1.10	1.53	2.40
31	0.66	0.76	1.11	1.58	2.46
32	0.66	0.78	1.12	1.63	2.51
33	0.66	0.81	1.13	1.70	2.58
34	0.66	0.84	1.15	1.77	2.67

35	0.67	0.88	1.17	1.87	2.82
36	0.70	0.93	1.23	2.00	3.03
37	0.74	1.00	1.31	2.14	3.29
38	0.79	1.07	1.41	2.31	3.60
39	0.85	1.14	1.51	2.50	3.92

40	0.91	1.22	1.62	2.71	4.25
41	0.97	1.30	1.73	2.94	4.58
42	1.03	1.38	1.85	3.18	4.93
43	1.11	1.47	1.98	3.45	5.29
44	1.19	1.56	2.13	3.73	5.69

45	1.28	1.67	2.28	4.02	6.12
46	1.39	1.79	2.45	4.32	6.59
47	1.51	1.92	2.63	4.64	7.10
48	1.65	2.06	2.83	4.97	7.64
49	1.79	2.21	3.04	5.33	8.22
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 20
Current Premium Rates – Females
[* * *] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	1.94	2.38	3.26	5.72	8.82
51	2.08	2.56	3.49	6.14	9.44
52	2.23	2.75	3.37	6.58	10.08
53	2.39	2.96	4.00	7.06	10.76
54	2.57	3.19	4.31	7.57	11.50

55	2.79	3.45	4.66	8.14	12.35
56	3.05	3.75	5.08	8.77	13.34
57	3.35	4.08	5.56	9.47	14.45
58	3.68	4.44	6.09	10.21	15.59
59	4.00	4.82	6.63	10.95	16.63

60	4.28	5.18	7.16	11.60	17.39
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 20
Guaranteed Premium Rates – Unisex
[* * *] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.21	0.00	2.72
16	0.00	0.00	1.21	0.00	2.72
17	0.00	0.00	1.21	0.00	2.72
18	0.00	0.00	1.21	0.00	2.72
19	0.00	0.00	1.21	0.00	2.72

20	0.71	0.88	1.21	1.69	2.72
21	0.71	0.88	1.21	1.69	2.72
22	0.71	0.88	1.21	1.69	2.72
23	0.71	0.88	1.21	1.69	2.72
24	0.71	0.88	1.21	1.69	2.72

25	0.72	0.89	1.21	1.69	2.73
26	0.72	0.89	1.22	1.71	2.74
27	0.73	0.89	1.23	1.74	2.75
28	0.73	0.90	1.25	1.77	2.77
29	0.73	0.91	1.26	1.81	2.80

30	0.74	0.92	1.28	1.87	2.86
31	0.74	0.93	1.29	1.92	2.96
32	0.74	0.94	1.29	1.97	3.07
33	0.75	0.96	1.31	2.05	3.22
34	0.76	0.99	1.33	2.15	3.39

35	0.77	1.03	1.38	2.28	3.59
36	0.81	1.09	1.45	2.44	3.81
37	0.85	1.17	1.53	2.64	4.07
38	0.91	1.25	1.65	2.88	4.37
39	0.99	1.35	1.78	3.16	4.72

40	1.07	1.45	1.94	3.48	5.14
41	1.17	1.56	2.12	3.86	5.64
42	1.28	1.67	2.34	4.28	6.21
43	1.41	1.80	2.57	4.75	6.84
44	1.55	1.94	2.83	5.25	7.52

45	1.70	2.10	3.10	5.77	8.24
46	1.88	2.29	3.38	6.30	8.98
47	2.07	2.50	3.69	6.86	9.77
48	2.28	2.75	4.01	7.46	10.62
49	2.50	3.00	4.36	8.10	11.53
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
SAFECO-Term 20
Guaranteed Premium Rates – Unisex
[* * *] Policy Fee

Issue	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
50	2.73	3.27	4.72	8.78	12.54
51	2.95	3.54	5.10	9.52	13.65
52	3.17	3.82	5.49	10.32	14.83
53	3.42	4.14	5.92	11.17	16.10
54	3.75	4.51	6.41	12.09	17.45

55	4.21	4.95	7.01	13.12	18.94
56	4.85	5.50	7.74	14.29	20.60
57	5.62	6.13	8.57	15.57	22.41
58	6.45	6.81	9.47	16.91	22.24
59	7.19	7.50	10.39	18.21	25.93

60	7.74	8.12	11.25	19.32	27.24
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY
All SAFECO –Term Products
Ultimate Premium Rates – Males
[* * *] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.72	1.81	1.92	2.70	2.81
26	1.74	1.84	1.95	2.80	2.91
27	1.76	1.85	1.96	2.82	2.93
28	1.78	1.88	1.99	2.86	2.98
29	1.82	1.92	2.03	2.91	3.02

30	1.85	1.96	2.07	2.97	3.09
31	1.89	1.99	2.11	3.07	3.20
32	1.94	2.04	2.16	3.20	3.32
33	2.01	2.12	2.25	3.36	3.50
34	2.11	2.22	2.35	3.56	3.70

35	2.20	2.33	2.46	3.80	3.96
36	2.32	2.45	2.60	4.08	4.24
37	2.47	2.61	2.76	4.42	4.60
38	2.64	2.79	2.95	4.82	5.01
39	2.82	2.98	3.15	5.26	5.47

40	3.04	3.21	3.40	5.78	6.01
41	3.26	3.44	3.64	6.64	6.59
42	3.50	3.69	3.91	6.96	7.23
43	3.78	3.99	4.22	7.63	7.94
44	4.07	4.29	4.55	8.37	8.71

45	4.39	4.64	4.91	9.14	9.51
46	4.76	5.02	5.32	9.96	10.36
47	5.13	5.42	5.74	10.84	11.27
48	5.56	5.87	6.21	11.79	12.26
49	6.02	6.35	6.72	12.83	13.34

50	6.54	6.90	7.31	13.97	14.52
51	7.13	7.53	7.97	15.27	15.88
52	7.82	8.25	8.74	16.73	17.40
53	8.62	9.10	9.63	18.40	19.14
54	9.49	10.02	10.61	20.21	21.02

			.
55	10.47	11.05	11.70	22.15	23.03
56	11.55	12.19	12.91	24.21	25.17
57	12.67	13.38	14.17	26.37	27.43
58	13.95	14.72	15.59	28.65	29.80
59	15.35	16.20	17.16	31.09	32.34
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY

 All SAFECO-Term Products
Ultimate Premium Rates – Males
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	16.94	17.88	18.93	33.81	35.17
61	18.69	19.73	20.89	36.89	38.36
62	20.72	21.88	23.16	40.35	41.96
63	23.01	24.29	25.72	44.22	45.99
64	25.57	26.99	28.57	48.45	50.39

65	28.35	29.93	31.69	52.93	55.05
66	31.38	33.12	35.07	57.63	59.94
67	34.61	36.53	38.68	62.49	64.99
68	38.12	40.24	42.60	67.58	70.29
69	42.03	44.36	46.97	73.12	76.05

70	49.53	52.29	55.36	84.50	87.88
71	56.62	59.76	63.28	94.69	98.47
72	64.91	68.51	72.54	106.34	110.60
73	74.50	78.63	83.26	119.50	124.28
74	85.29	90.03	95.33	134.21	139.58

75	99.81	105.35	111.55	154.40	160.57
76	113.04	119.32	126.34	171.83	178.70
77	127.30	134.37	142.28	189.99	197.59
78	142.71	150.64	159.50	209.00	217.36
79	159.69	168.56	178.48	229.38	238.56

80	182.92	193.09	204.44	257.52	267.82
81	204.99	216.38	229.11	282.76	294.07
82	230.21	243.00	257.29	311.00	323.44
83	258.60	272.97	289.03	342.00	355.68
84	289.87	305.98	323.98	375.07	390.07

85	330.13	348.48	368.97	417.73	434.44
86	366.47	386.83	409.59	453.14	471.27
87	404.55	427.02	452.14	490.36	509.98
88	444.21	468.89	496.48	529.87	551.07
89	486.00	513.00	543.18	570.34	593.16

90	540.05	570.06	603.59	623.36	648.29
91	588.70	621.41	657.96	668.24	694.97
92	642.54	678.23	718.13	719.79	748.58
93	706.06	745.29	789.13	784.18	815.55
94	789.59	833.46	882.48	869.54	904.33
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY

 All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.40	1.48	1.57	1.68	1.75
26	1.44	1.52	1.61	1.74	1.81
27	1.46	1.55	1.64	1.79	1.86
28	1.50	1.58	1.68	1.86	1.93
29	1.55	1.64	1.73	1.94	2.01

30	1.60	1.69	1.79	2.02	2.10
31	1.65	1.74	1.84	2.10	2.19
32	1.69	1.79	1.89	2.19	2.28
33	1.76	1.85	1.96	2.30	2.39
34	1.84	1.94	2.06	2.43	2.53

35	1.92	2.03	2.15	2.58	2.68
36	2.05	2.16	2.29	2.79	2.90
37	2.20	2.33	2.46	3.05	3.17
38	2.37	2.50	2.65	3.34	3.47
39	2.55	2.70	2.85	3.66	3.81

40	2.76	2.91	3.08	4.05	4.21
41	2.99	3.16	3.34	4.46	4.63
42	3.22	3.40	3.60	4.87	5.06
43	3.45	3.64	3.86	5.27	5.49
44	3.68	3.88	4.11	5.68	5.91

45	3.93	4.15	4.40	6.11	6.36
46	4.20	4.43	4.69	6.57	6.83
47	4.50	4.75	5.03	7.03	7.31
48	4.81	5.07	5.37	7.53	7.83
49	5.14	5.43	5.75	8.08	8.41

50	5.53	5.84	6.18	8.67	9.02
51	5.96	6.29	6.66	9.30	9.67
52	6.44	6.80	7.20	10.01	10.41
53	6.97	7.36	7.79	10.80	11.24
54	7.52	7.94	8.40	11.61	12.08

55	8.10	8.55	9.05	12.44	12.94
56	8.69	9.17	9.71	13.27	13.80
57	9.26	9.78	10.35	14.03	14.59
58	9.84	10.39	11.00	14.78	15.38
59	10.48	11.07	11.72	15.59	16.22
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

S-4
SAFECO LIFE INSURANCE COMPANY

 All SAFECO-Term Products
Ultimate Premium Rates – Females
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	11.25	11.87	12.57	16.55	17.22
61	12.19	12.87	13.62	17.76	18.47
62	13.36	14.11	14.94	19.31	20.8
63	14.80	15.63	16.55	21.19	2203
64	16.43	17.34	18.36	23.29	24.22

65	18.17	19.18	20.31	25.51	26.53
66	19.99	21.10	22.34	27.75	28.87
67	21.83	23.04	24.39	29.93	31.13
68	23.74	25.06	26.53	32.13	33.42
69	25.87	27.31	28.91	34.53	35.91

70	30.25	31.93	33.81	39.85	41.45
71	34.55	36.47	38.61	45.04	46.84
72	39.83	42.04	44.51	51.39	53.44
73	46.22	48.79	51.66	58.99	61.35
74	53.71	56.70	60.03	67.82	70.53

75	63.98	67.53	71.50	79.83	83.02
76	73.75	77.84	82.42	90.92	94.55
77	84.52	89.21	94.46	102.87	106.98
78	96.49	101.85	107.84	115.87	120.51
79	110.04	116.15	122.98	130.34	135.55

80	128.59	135.74	143.72	150.20	156.20
81	147.19	155.37	164.50	169.45	176.23
82	168.93	178.31	188.80	191.63	199.30
83	193.88	204.65	216.69	217.52	226.22
84	221.96	234.29	248.08	246.20	256.05

85	258.21	272.55	288.58	285.64	297.07
86	292.79	309.06	327.24	323.01	335.93
87	330.40	348.76	369.27	363.29	377.82
88	371.17	391.79	414.84	406.77	423.04
89	415.49	438.57	464.37	453.58	471.72

90	472.21	498.45	527.77	515.62	536.25
91	526.39	555.63	588.31	574.83	597.83
92	587.63	620.27	656.76	641.70	667.37
93	659.95	696.62	737.60	720.69	749.51
94	752.39	794.19	840.91	824.73	857.72
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY

 All SAFECO-Term Products
Ultimate Premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.66	1.75	1.85	2.49	2.59
26	1.68	1.78	1.88	2.59	2.69
27	1.70	1.79	1.90	2.61	2.72
28	1.72	1.82	1.93	2.66	2.77
29	1.76	1.86	1.97	2.71	2.82

30	1.80	1.90	2.01	2.78	2.90
31	1.84	1.94	2.06	2.88	2.99
32	1.89	1.99	2.11	2.99	3.11
33	1.96	2.07	2.19	3.15	3.28
34	2.05	2.17	2.29	3.34	3.47

35	2.15	2.27	2.40	3.56	3.70
36	2.27	2.39	2.54	3.82	3.97
37	2.42	2.55	2.70	4.15	4.31
38	2.59	2.73	2.89	4.52	4.71
39	2.77	2.92	3.09	4.94	5.14

40	2.98	3.15	3.33	5.44	5.65
41	3.20	3.38	3.58	5.96	6.20
42	3.44	3.63	3.85	6.54	6.80
43	3.71	3.92	4.15	7.16	7.45
44	3.99	4.21	4.46	7.83	8.15

45	4.30	4.54	4.81	8.54	8.88
46	4.65	4.90	5.19	9.28	9.66
47	5.01	5.28	5.60	10.08	10.48
48	5.41	5.71	6.04	10.94	11.37
49	5.84	6.17	6.53	11.88	12.35

50	6.34	6.69	7.08	12.91	13.42
51	6.90	7.28	7.71	14.08	14.64
52	7.54	7.96	8.43	15.39	16.00
53	8.29	8.75	9.26	16.88	17.56
54	9.10	9.60	10.17	18.49	19.23

55	10.00	10.55	11.17	20.21	21.02
56	10.98	11.59	12.27	22.02	22.90
57	11.99	12.66	13,40	23.90	24.86
58	13.12	13.85	14.67	25.88	26.91
59	14.38	15.17	16.07	27.99	29.11
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SAFECO LIFE INSURANCE COMPANY

 All SAFECO-Term Products
Ultimate premium Rates – Unisex
[***] Policy Fee

Attained	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
60	15.80	16.68	17.66	30.36	31.58
61	17.39	18.36	19.44	33.06	34.39
62	19.25	20.32	21.52	36.14	37.59
63	21.37	22.56	23.88	39.61	41.20
64	23.74	25.06	26.53	43.42	45.16

65	26.31	27.78	29.41	47.45	49.35
66	29.10	30.72	32.52	51.66	53.72
67	32.05	33.83	35.82	55.98	58.22
68	35.24	37.20	39.39	60.49	62.91
69	38.80	40.95	43.36	65.41	68.02

70	45.68	48.22	51.05	75.57	78.60
71	52.20	55.10	58.34	84.76	88.15
72	59.89	63.22	66.94	95.35	99.16
73	68.84	72.66	76.94	107.40	111.69
74	78.98	83.36	88.27	120.93	125.77

75	92.64	97.79	103.54	139.48	145.06
76	105.18	111.02	117.55	155.64	161.87
77	118.74	125.34	132.71	172.57	179.47
78	133.47	140.88	149.17	190.38	197.99
79	149.76	158.08	167.38	209.57	217.95

80	172.06	181.62	192.30	236.06	245.50
81	193.43	204.18	216.19	260.09	270.50
82	217.95	230.06	243.59	287.12	298.61
83	245.66	259.31	274.56	317.11	329.79
84	276.29	291.64	308.80	349.29	363.26

85	315.75	333.29	352.90	391.31	406.96
86	351.74	371.28	393.12	427.12	444.20
87	389.72	411.37	435.57	464.95	483.55
88	429.61	453.47	480.15	505.25	525.46
89	471.90	498.12	527.42	546.99	568.87

90	526.48	555.73	588.42	601.81	625.88
91	576.24	608.25	644.03	649.56	675.54
92	631.55	666.64	705.85	704.17	732.34
93	696.84	735.56	778.82	771.48	802.34
94	782.15	825.60	874.17	860.58	895.00
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule IV
Reinsurance Premiums

Rate Schedules S – 5

3028-00-00

SUPPLEMENTARY BENEFITS RATES

Level Period		ART for After Level Period
Issue		Attn
Age	WP	Age	WP
15	0.06	25	0.06
16	0.06	26	0.06
17	0.06	27	0.07
18	0.06	28	0.07
19	0.06	29	0.08
20	0.06	30	0.08
21	0.06	31	0.08
22	0.07	32	0.09
23	0.07	33	0.09
24	0.07	34	0.09
25	0.07	35	0.10
26	0.08	36	0.11
27	0.08	37	0.12
28	0.09	38	0.13
29	0.09	39	0.13
30	0.10	40	0.15
31	0.10	41	0.17
32	0.11	42	0.18
33	0.12	43	0.20
34	0.13	44	0.23
35	0.14	45	0.27
36	0.16	46	0.33
37	0.18	47	0.38
38	0.20	48	0.46
39	0.22	49	0.57
40	0.26	50	0.73
41	0.31	51	0.96
42	0.37	52	1.25
43	0.46	53	1.59
44	0.57	54	1.90
45	0.71	55	2.18
46	0.87	56	2.38
47	1.06	57	2.55
48	1.26	58	2.70
49	1.48	59	2.88
50	1.72	60
51	1.89	61
52	2.06	62
53	2.23	63
54	2.38	64
55	2.51
56
57
58
59
60

Schedule IV
Reinsurance Premiums

Rate Schedules S-6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums									Rename:	005616
									Male	Nonsmoker			ALB								Ratecode:	005680

Issue		Policy Year																				Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	000021+	Age
000	1.01	.71	.53	.46	.39	.33	.32	.30	.30	.30	.30	.34	.40	.54	.71	.97	1.20	1.29	1.35	1.40	1.41	020
001.49		.49	.44	.37	.30	.26	.25	.27	.28	.30	.33	.39	.54	.71	.99	1.23	1.31	1.38	1.42	1.44	1.43	021
002.41		.39	.34	.30	.26	.25	.25	.28	.30	.33	.39	.53	.71	.99	1.26	1.35	1.42	1.47	1.49	1.48	1.47	022
003.37		.32	.28	.26	.25	.25	.27	.30	.33	.39	.52	.70	.98	1.24	1.38	1.45	1.52	1.54	1.55	1.53	1.52	023
004.32		.28	.26	.25	.25	.27	.30	.33	.39	.50	.69	.95	1.22	1.33	1.48	1.55	1.59	1.59	1.59	1.58	1.58	024

005.28		.26	.25	.25	.27	.30	.33	.39	.50	.68	.94	1.19	1.30	1.39	1.57	1.61	1.63	1.63	1.63	1.63	1.63	025
006.25		.25	.25	.27	.30	.33	.38	.50	.68	.89	1.16	1.29	1.36	1.43	1.63	1.65	1.66	1.67	1.67	1.68	1.68	026
007.22		.24	.25	.30	.33	.38	.50	.68	.89	1.12	1.27	1.36	1.42	1.49	1.65	1.68	1.69	1.69	1.70	1.70	1.72	027
008.22		.24	.26	.33	.37	.50	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57	1.65	1.69	1.70	1.71	1.71	1.72	1.75	028
009.22		.25	.30	.37	.50	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57	1.62	1.64	1.71	1.71	1.72	1.73	1.76	1.79	029

010.22		.27	.36	.50	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57	1.62	1.63	1.64	1.72	1.72	1.74	1.76	1.80	1.84	030
011.25		.33	.49	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57	1.62	1.63	1.61	1.63	1.73	1.74	1.77	1.81	1.84	1.87	031
012.31		.46	.66	.89	1.12	1.27	1.36	1.41	1.46	1.53	1.60	1.63	1.61	1.62	1.64	1.75	1.77	1.81	1.85	1.88	1.90	032
013.43		.61	.88	1.12	1.27	1.34	1.41	1.44	1.47	1.51	1.58	1.61	1.61	1.64	1.66	1.78	1.81	1.85	1.87	1.90	1.91	033
014.52		.74	.99	1.13	1.19	1.24	1.29	1.30	1.31	1.35	1.40	1.46	1.47	1.52	1.57	1.67	1.71	1.74	1.76	1.78	1.79	034

015.66		.87	.98	1.04	1.08	1.10	1.12	1.13	1.13	1.17	1.22	1.28	1.32	1.39	1.46	1.55	1.60	1.62	1.64	1.66	1.78	035
016.86		.97	1.02	1.06	1.08	1.07	1.09	1.09	1.10	1.13	1.17	1.25	1.30	1.39	1.47	1.56	1.60	1.63	1.65	1.66	1.79	036
017.91		.99	1.02	1.05	1.05	1.03	1.05	1.06	1.07	1.10	1.15	1.24	1.30	1.39	1.49	1.57	1.61	1.63	1.65	1.66	1.68	037
018.91		.96	.98	1.00	.99	.99	1.00	1.01	1.03	1.07	1.15	1.23	1.31	1.40	1.50	1.58	1.61	1.63	1.64	1.66	1.66	038
019.88		.91	.92	.93	.93	.93	.94	.95	1.00	1.06	1.15	1.23	1.32	1.41	1.52	1.60	1.62	1.63	1.64	1.64	1.64	039

020.81		.84	.84	.84	.86	.86	.88	.91	.97	1.04	1.15	1.23	1.32	1.42	1.53	1.61	1.63	1.64	1.64	1.63	1.63	040
021.72		.75	.75	.76	.77	.80	.83	.86	.95	1.03	1.14	1.24	1.33	1.43	1.55	1.63	1.64	1.64	1.63	1.62	1.63	041
022.67		.70	.69	.70	.72	.75	.80	.85	.93	1.03	1.15	1.24	1.33	1.44	1.56	1.65	1.66	1.65	1.65	1.66	1.68	042
023.66		.68	.67	.68	.70	.75	.80	.85	.94	1.05	1.16	1.24	1.34	1.46	1.58	1.67	1.68	1.68	1.71	1.74	1.80	043
024.64		.65	.65	.66	.69	.74	.79	.86	.95	1.06	1.17	1.25	1.35	1.49	1.60	1.69	1.71	1.74	1.80	1.86	1.94	044

025.62		.62	.63	.65	.68	.74	.79	.87	.97	1.08	1.18	1.27	1.38	1.52	1.63	1.73	1.77	1.84	1.92	2.01	2.11	045
026.60		.60	.61	.64	.67	.74	.80	.89	.99	1.10	1.20	1.29	1.42	1.56	1.67	1.79	1.87	1.96	2.07	2.18	2.31	046
027.57		.58	.61	.63	.68	.75	.83	.92	1.02	1.13	1.23	1.34	1.46	1.61	1.75	1.90	2.00	2.13	2.27	2.43	2.59	047
028.55		.57	.61	.65	.71	.78	.87	.96	1.07	1.18	1.28	1.40	1.53	1.70	1.87	2.04	2.19	2.36	2.55	2.74	2.95	048
029.54		.57	.63	.67	.74	.82	.91	1.01	1.12	1.23	1.35	1.48	1.65	1.83	2.01	2.22	2.41	2.63	2.86	3.10	3.36	049

By: OPS$TAPW455	Document #: 3028-00-00 Exhibit: S - 6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums									Rename:	005616
									Male	Nonsmoker			ALB								Ratecode:	005680

Issue	Policy Year																					Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	000021+	Age
030.52		.56	.64	.71	.78	.86	.96	1.06	1.18	1.30	1.44	1.60	1.79	1.97	2.17	2.43	2.66	2.93	3.20	3.50	3.82	050
031.51		.57	.67	.74	.82	.91	1.01	1.12	1.24	1.39	1.56	1.74	1.93	2.13	2.36	2.67	2.95	3.26	3.59	3.95	4.34	051
032.51		.58	.70	.79	.88	.97	1.08	1.20	1.35	1.52	1.71	1.90	2.12	2.35	2.61	2.95	3.27	3.61	3.98	4.39	4.83	052
033.51		.59	.74	.84	.95	1.07	1.18	1.32	1.50	1.69	1.89	2.11	2.34	2.61	2.90	3.28	3.61	3.98	4.38	4.81	5.29	053
034.52		.61	.79	.91	1.04	1.17	1.30	1.48	1.67	1.88	2.10	2.34	2.60	2.91	3.24	3.63	3.99	4.38	4.81	5.27	5.78	054

035.53		.64	.85	1.00	1.14	1.28	1.46	1.66	1.87	2.10	2.34	2.59	2.89	3.23	3.60	4.02	4.41	4.83	5.29	5.78	6.34	055
036.55		.68	.92	1.11	1.27	1.45	1.65	1.86	2.09	2.34	2.58	2.86	3.21	3.59	3.99	4.46	4.87	5.32	5.80	6.35	6.98	056
037.57		.72	.99	1.20	1.39	1.58	1.80	2.02	2.28	2.55	2.81	3.14	3.53	3.95	4.40	4.91	5.35	5.84	6.39	7.01	7.71	057
038.59		.76	1.06	1.28	1.49	1.69	1.92	2.15	2.44	2.73	3.02	3.40	3.85	4.33	4.82	5.37	5.86	6.41	7.04	7.74	8.53	058
039.63		.81	1.15	1.38	1.60	1.81	2.05	2.29	2.59	2.90	3.25	3.67	4.19	4.74	5.27	5.83	6.43	7.07	7.77	8.56	9.45	059

040.67		.87	1.24	1.49	1.73	1.94	2.19	2.44	2.74	3.08	3.47	3.96	4.56	5.18	5.76	6.35	7.01	7.80	8.59	9.48	10.49	060
041.72		.94	1.36	1.63	1.87	2.09	2.33	2.58	2.88	3.26	3.71	4.27	4.96	5.66	6.32	6.94	7.61	8.48	9.51	10.53	11.67	061
042.77		1.04	1.49	1.78	2.03	2.26	2.51	2.76	3.07	3.48	3.98	4.60	5.34	6.15	6.90	7.54	8.31	9.20	10.39	11.68	12.92	062
043.83		1.16	1.62	1.94	2.22	2.47	2.73	2.99	3.31	3.74	4.28	4.93	5.74	6.62	7.47	8.20	9.06	10.10	11.32	12.82	14.25	063
044.89		1.29	1.76	2.11	2.41	2.69	2.95	3.24	3.58	4.02	4.60	5.30	6.19	7.13	8.09	8.93	9.92	11.08	12.44	14.05	15.86	064

045.96		1.44	1.91	2.29	2.61	2.91	3.20	3.53	3.85	4.31	4.95	5.72	6.68	7.69	8.78	9.73	10.84	12.12	13.64	15.46	17.67	065
046	1.04	1.61	2.06	2.47	2.82	3.16	3.49	3.80	4.13	4.63	5.35	6.17	7.20	8.30	9.56	10.60	11.80	13.23	14.94	17.02	19.50	066
047	1.13	1.75	2.20	2.63	3.02	3.40	3.78	4.10	4.51	5.08	5.90	6.81	7.91	9.09	10.45	11.58	12.93	14.56	16.54	18.98	21.70	067
048	1.22	1.83	2.31	2.77	3.21	3.63	4.07	4.48	4.99	5.64	6.64	7.67	8.85	10.09	11.43	12.72	14.28	16.18	18.60	21.39	24.37	068
049	1.32	1.91	2.41	2.91	3.40	3.86	4.38	4.90	5.53	6.29	7.48	8.66	9.91	11.16	12.48	13.96	15.77	18.17	21.02	24.08	27.34	069

050	1.41	1.98	2.50	3.03	3.58	4.12	4.73	5.37	6.15	7.01	8.45	9.79	11.06	12.33	13.61	15.32	17.70	20.61	23.75	27.09	30.61	070
051	1.51	2.04	2.58	3.14	3.78	4.39	5.11	5.90	6.83	7.83	9.55	11.05	12.34	13.61	14.83	17.18	20.15	23.36	26.80	30.43	34.26	071
052	1.62	2.16	2.73	3.35	4.07	4.77	5.57	6.48	7.56	8.71	10.65	12.33	13.62	14.85	16.53	19.54	22.82	26.34	30.09	33.91	38.27	072
053	1.76	2.35	2.99	3.69	4.48	5.25	6.15	7.15	8.31	9.62	11.75	13.57	14.80	16.48	18.78	22.11	25.71	29.56	33.36	37.55	42.63	073
054	1.90	2.57	3.28	4.08	4.93	5.79	6.79	7.89	9.13	10.61	12.95	14.76	16.43	18.73	21.32	24.98	28.92	32.68	36.68	41.54	47.49	074

055	2.06	2.82	3.60	4.51	5.44	6.40	7.51	8.68	10.00	11.69	14.27	16.38	18.67	21.25	24.17	28.18	31.89	35.67	40.29	45.96	52.87	075
056	2.24	3.10	3.96	4.98	6.01	7.08	8.29	9.54	10.95	12.87	15.74	18.49	21.19	23.95	27.34	30.98	34.53	38.89	44.25	50.82	58.71	076
057	2.42	3.39	4.42	5.55	6.72	7.80	9.09	10.44	11.96	14.11	17.21	20.32	23.42	26.31	30.29	33.54	37.53	42.46	48.51	55.92	64.61	077
058	2.60	3.68	5.00	6.22	7.57	8.56	9.91	11.10	13.04	15.36	18.64	21.88	25.22	28.35	32.94	36.51	40.94	46.39	53.22	67.21	70,59	078
059	2.79	4.00	5.67	6.94	8.51	9.37	10.79	12.43	14.18	16.69	20.13	23.45	27.02	30.42	35.75	39.72	44.62	50.93	58.53	67.21	77.04	079

By: OPS$TAPW455	Document #: 3028-00-00
Exhibit: S - 6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums									Rename:	005616
									Male	Nonsmoker			ALB								Ratecode:	005680

Issue	Policy Year																					Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	000021+	Age
060	2.99	4.35	6.40	7.73	9.48	10.47	11.73	13.53	15.39	18.08	21.65	25.00	28.81	32.53	38.73	43.13	48.98	56.18	64.35	73.60	83.89	080
061	3.19	4.70	7.21	8.60	10.64	11,41	12.73	14.70	16.66	19.51	23.17	26.51	30.60	34.70	41.88	47.33	54.18	61.93	70.71	80.39	90.94	081
062	3.45	5.14	7.95	9.53	11.37	12.31	14.10	16.10	18.71	21.42	25.06	28.40	32.82	37.43	44.95	51.62	59.19	67.81	77.31	87.74	99.09	082
063	3.78	5.68	8.59	10.52	12.02	13.76	15.72	18.26	21.08	24.09	27.43	31.33	35.54	40.86	47.97	55.43	64.01	73.52	84.10	95.81	108.81	083
064	4.13	6.28	9.28	11.60	13.43	15.34	17.82	20.57	23.50	26.77	30.49	33.87	38.44	44.56	51.12	59.54	68.92	79.47	91.35	104.63	119.61	084

065	4.52	6.94	10.02	12.78	14.96	17.38	20.06	22.92	26.10	29.73	32.83	36.03	41.54	48.52	54.53	63.63	73.99	85.85	99.21	114.37	131.53	085
066	4.93	7.66	10.81	14.06	16.94	19.56	22.34	25.44	28.98	31.89	34.74	38.93	44.84	52.73	57.80	67.82	79.50	92.73	107.85	125.07	144.49	086
067	5.45	8.49	11 86	15.55	19.18	21.54	24.96	27.99	31.55	33.99	38.04	42.53	48.92	57.18	62.09	73.41	86.30	101.10	118.02	137.19	158.81	087
068	6.09	9.47	13.20	17.26	21.25	23.84	27.64	30.96	34.11	37.58	42.03	46.93	53.84	62.32	67.94	80.37	94.69	111.09	129.75	150.84	174.60	088
069	6.78	10.54	14.65	19.12	23.52	26.40	30.58	34.23	37.72	41.53	46.38	51.65	59.06	68.18	74.30	88.07	103.90	121.97	142.27	165.61	191.44	089

070	7.55	11.70	16.23	21.17	26.04	29.20	33.81	37.85	41.67	45.82	51.03	56,65	64.62	74.56	81.31	96.51	113.93	133.76	156.20	181.33	209.25	090
071	8.38	12.96	17.97	23.44	28.80	32.28	37.38	41.82	45.98	50.43	55.98	61.99	70.67	81.59	88.97	105.68	124.78	146.46	170.79	197.91	228.07	091
072	9.27	14.32	19.86	25.88	31.79	35.63	41.22	46.06	50.51	55.21	61.14	67.66	77.19	89.11	97.13	115.30	135.98	159.24	185.23	214.20	246.37	092
073	10.22	15.80	21.89	28.51	35.02	39.22	45.32	50.50	55.21	60.19	66.62	73.78	84.16	97.12	105.75	125.28	147.79	171.93	199.43	230.02	263.93	093
074	11.28	17.41	24.12	31.41	38.55	43.13	49.70	55.20	60.19	65.59	72.64	80.45	91.72	105.74	114.92	135.71	159.03	185.09	214.13	246.38	282.08	094

075	12.43	19.19	26.57	34.58	42.39	47.29	54.32	60.19	65.59	71.52	79.21	87.67	99.86	114.91	124.51	146.52	171.18	198.71	229.34	263.30	300.72	095
076	13.70	21.14	29.25	38.03	46.49	51.69	59.23	65.59	71.52	77.99	86.32	95.45	108.53	124.49	134.42	157.70	183.75	212.79	245.04	280.66	319.85	096
077	I5.09	23.27	32.16	41.70	50.81	56.36	64.54	71.51	77.99	84.99	93.99	103.74	117.58	134.41	144.66	169.26	196.74	227.33	261.16	298.46	339.60	097
078	16.01	25.59	35.27	45.58	55.40	61.42	70.38	77.98	84.99	92.54	102.14	112.39	126.94	144.65	155.23	181.19	210.14	242.23	277.67	316.82	359.97	098
079	18.27	28.06	38.55	49.69	60.37	66.97	76.74	84.98	92.53	100.57	110.66	121.33	136.61	155.22	166.14	193.49	223.87	257.50	294.70	335.76	380.98	099

080	19.89	30.50	41.85	53.89	65.50	72.67	83.25	92.16	100.30	108.87	119.59	130.92	147.18	167.01	178.54	207.73	240.03	275.85	315.47	359.19
Female risk premiums are based on the above male rates with a 4 year age setback for ages 21 and above. For ages 17 through 20, the female rates are the same as the male age 16 rate, and for ages 0 through 16, the female rates are the same as the male rates above.

By: OPS$TAPW455	Document #: 3028-00-00
Exhibit: S - 6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums										Rename:	005616
									Male	Smoker				ALB								Ratecode:	005679

Issue	Policy Year																						Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12		13	14	15	16	17	18	19	20	000021+	Age
000	1.01	.71	.53	.46	.39	.33	.32	.30	.30	.30	.30	.34		.40	.54	.71	.97	1.20	1.29	1.35	1.40	1.41	020
001.49		.49	.44	.37	.30	.26	.25	.27	.28	.30	.33	.39		.54	.71	.99	1.23	1.31	1.38	1.42	1.44	1.43	021
002.41		.39	.34	.30	.26	.25	.25	.28	.30	.33	.39	.53		.71	.99	1.26	1.35	1.42	1.47	1.49	1.48	1.47	022
003.37		.32	.28	.26	.25	.25	.27	.30	.33	.39	.52	.70		.98	1.24	1.38	1.45	1.52	1.54	1.55	1.53	1.52	023
004.32		.28	.26	.25	.25	.27	.30	.33	.39	.50	.69	.95		1.22	1.33	1.48	1.55	1.59	1.59	1.59	1.88	1.58	024

005.28		.26	.25	.25	.27	.30	.33	.39	.50	.68	.94	1.19		1.30	1.39	1.57	1.61	1.63	1.63	1.63	1.63	1.63	025
006.25		.25	.25	.27	.30	.33	.38	.50	.68	.89	1.16	1.29		1.36	1.43	1.63	1.65	1.66	1.67	1.67	1.68	1.68	026
007.22		.24	.25	.30	.33	.38	.50	.68	.89	1.12	1.27	1.36		1.42	1.49	1.65	1.68	1.69	1.69	1.70	1.70	1.72	027
008.22		.24	.26	.33	.37	.50	.68	.89	1.12	1.27	1.36	1.42		1.49	1.57	1.65	1.69	1.70	1.71	1.71	1.72	1.75	028
009.22		.25	.30	.37	.50	.68	.89	1.12	1.27	1.36	1.42	1.49		1.57	1.62	1.64	1.71	1.71	1.72	1.73	1.76	1.79	029

010.22		.27	.36	.50	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57		1.62	1.63	1.64	1.72	1.72	1.74	1.76	1.80	1.84	030
O1l	.25	.33	.49	.68	.89	1.12	1.27	1.36	1.42	1.49	1.57	1.62		1.63	1.61	1.63	1.73	1.74	1.77	1.81	1.84	1.87	031
012.31		.46	.66	.89	1.12	1.27	1.36	1.41	1.46	1.53	1.60	1.63		1.61	1.62	1.64	1.75	1.77	1.81	1.85	1.88	1.90	032
013.43		.61	.88	1.12	1.27	1.34	1.41	1.44	1.47	1.51	1.58	1.61		1.61	1.64	1.66	1.78	1.81	1.85	1.87	1.90	1.91	033
014.85		1.24	1.59	1.76	1.86	1.93	1.99	1.99	1.99	2.03	2.08	2.13	-	2.11	2.15	2.20	2.32	2.34	2.36	2.39	2.41	2.44	034

015	1.48	1.96	2.21	2.33	2.43	2.47	2.51	2.49	2.47	2.50	2.53	2.58		2.57	2.64	2.70	2.83	2.85	2.87	2.90	2.94	3.09	035
016	1.93	2.18	2.30	2.39	2.43	2.40	2.43	2.40	2.37	2.36	2.39	2.47		2.50	2.59	2.68	2.80	2.84	2.88	2.92	2,97	3.15	036
017	2.05	2.22	2.30	2.36	2.35	2.31	2.33	2.29	2.26	2.25	2.29	2.39		2.45	2.55	2.68	2.80	2.85	2.89	2.94	2.99	3.08	037
018	2.05	2.17	2.21	2.24	2.22	2.19	2.20	2.15	2.15	2.17	2.25	2.35		2.42	2.55	2.70	2.83	2.87	2.90	2.95	3.02	3.09	038
019	1.99	2.05	2.06	2.08	2.07	2.05	2.04	2.01	2.05	2.11	2.22	2.31		2.41	2.55	2.73	2.87	2.90	2.93	2.99	3.04	3.10	039

020	1.81	1.88	1.88	1.89	1.90	1.89	1.90	1.89	1.96	2.05	2.19	2.29		2.42	2.58	2.78	2.92	2.95	2.99	3.03	3.07	3.14	040
021	1.62	1.68	1.68	1.69	1.71	1.73	1.76	1.78	1.89	2.00	2.16	2.28		2.43	2.61	2.84	2.99	3.03	3.06	3.08	3.13	3.20	041
022	1.50	1.56	1.56	1.56	1.59	1.63	1.68	1.73	1.85	1.99	2.17	2.30		2.45	2.66	2.90	3.08	3.12	3.15	3.20	3.28	3.38	042
023	1.48	1.52	1.50	1.51	1.54	1.60	1.66	1.72	1.85	2.01	2.19	2.32		2.49	2.73	2.97	3.17	3.23	3.29	3.39	3.52	3.68	043
024	1.45	1.46	1.45	1.46	1.51	1.59	1.65	1.73	1.88	2.04	2.22	2.36		2.55	2.82	3.07	3.28	3.37	3.49	3.64	3.83	4.04	044

025	1.40	1.40	1.41	1.44	1.49	1.57	1.64	1.75	1.91	2.09	2.26	2.42		2.64	2.93	3.18	3.43	3.57	3.75	3.96	4.20	4.45	045
026	1.34	1.34	1.38	1.41	1.46	1.56	1.66	1.80	1.96	2.16	2.32	2.50		2.75	3.06	3.34	3.64	3.83	4.07	4.33	4.62	4.94	046
027	1.28	1.30	1.36	1.40	1.47	1.59	1.72	1.87	2.04	2.23	2.42	2.63		2.90	3.23	3.56	3.91	4.18	4.49	4.83	5.20	5.58	047
028	1.24	1.29	1.37	1.43	1.53	1.66	1.80	1.97	2.15	2.35	2.56	2.81		3.09	3.48	3.87	4.27	4.62	5.02	5.47	5.93	6.42	048
029	1.21	1.27	1.40	1.49	1.61	1.74	1.90	2.08	2.28	2.49	2.74	3.03		3.39	3.81	4.22	4.70	5.14	5.65	6.19	6.76	7.36	049

By: OPS$TAPW455	Document #: 3028-00-00
Exhibit: S - 6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums									Rename:	005616
									Male	Smoker			ALB								Ratecode:	005679

Issue	Policy Year																					Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	000021+	Age
030	1.17	1.27	1.44	1.57	1.69	1.84	2.01	2.21	2.42	2.67	2.96	3.32	3.74	4.15	4.61	5.19	5.74	6.34	6.99	7.68	8.41	050
031	1.15	1.28	1.50	1.65	1.79	1.96	2.14	2.35	2.59	2.90	3.26	3.67	4.09	4.54	5.06	5.75	6.40	7.11	7.88	8.70	9.60	051
032	1.15	1.30	1.58	1.75	1.92	2.10	2.31	2.55	2.84	3.20	3.63	4.05	4.52	5.04	5.62	6.41	7.13	7.92	8.77	9.70	10.73	052
033	1.16	1.33	1.66	1.87	2.09	2.31	2.53	2.83	3.20	3.60	4.03	4.52	5.05	5.65	6.31	7.16	7.93	8.76	9.67	10.67	11.76	053
034	1.17	1.38	1.77	2.03	2.29	2.53	2.82	3.19	3.60	4.04	4.53	5.06	5.64	6.33	7.08	7.98	8.79	9.69	10.67	11.72	12.87	054

035	1.19	1.44	1.90	2.23	2.52	2.82	3.19	3.61	4.05	4.55	5.08	5.63	6.30	7.08	7.90	8.87	9.75	10.71	11.74	12.86	14.01	055
036	1.23	1.52	2.07	2.46	2.82	3.19	3.61	4.06	4.56	5.10	5.64	6.27	7.04	7.89	8.80	9.85	10.80	11.82	12.92	14.04	15.18	056
037	1.28	1.62	2.23	2.67	3.09	3.50	3.96	4.43	5.01	5.59	6.16	6.89	7.77	8.72	9.73	10.88	11.89	12.99	14.10	15.23	16.46	057
038	1.34	1.71	2.38	2.86	3.31	3.74	4.23	4.74	5.36	6.00	6.65	7.48	8.49	9.58	10.68	11.93	13.03	14.16	15.30	16.53	17.89	058
039	1.41	1.82	2.57	3.08	3.56	4.01	4.53	5.06	5.71	6.40	7.17	8.11	9.28	10.51	11.71	12.96	14.20	15.35	16.60	17.97	19.47	059

040	1.50	1.95	2.79	3.34	3.85	4.31	4.85	5.39	6.05	6.81	7.69	8.77	10.12	11.52	12.82	14.01	15.22	16.64	18.03	19.54	21.22	060
041	1.61	2.12	3.06	3.65	4.17	4.65	5.17	5.72	6.38	7.22	8.23	9.48	11.02	12.61	13.95	15.08	16.25	17.80	19.60	21.30	23.15	061
042	1.73	2.34	3.34	3.99	4.54	5.04	5.58	6.14	6.80	7.71	8.85	10.21	11.89	13.57	14.98	16.10	17.42	18.96	21.01	23.18	25.13	062
043	1.86	2.61	3.63	4.35	4.96	5.51	6.08	6.65	7.35	8.31	9.53	10.96	12.67	14.37	15.93	17.20	18.67	20.42	22.46	24.95	27.17	063
044	2.01	2,90	3.96	4.73	5.40	6.01	6.59	7.22	7.97	8.95	10.23	11.69	13.44	15.22	16.97	18.38	20.05	21.98	24.19	26.77	29.61	064

045	2.17	3.25	4.29	5.13	5.85	6.52	7.15	7.87	8.59	9.60	10.93	12.40	14.24	16.12	18.09	19.67	21.49	23.56	25.99	28.86	32.28	065
046	2.35	3.63	4.64	5.55	6.31	7.06	7.79	8.49	9.21	10.24	11.61	13.16	15.10	17.09	19.31	21.01	22.94	25.21	27.89	31.10	34.86	066
047	2.54	3.93	4.94	5.91	6.77	7.61	8.46	9.15	9.96	11.03	12.59	14.27	16.29	18.38	20.71	22.51	24.64	27.18	30.22	33.93	37.92	067
048	2.75	4.13	5.18	6.23	7.20	8.13	9.10	9.91	10.85	12.05	13.92	15.79	17.89	20.00	22.22	24.24	26.65	29.55	33.24	37.38	41.62	068
049	2.97	4.30	5.42	6.53	7.62	8.65	9.72	10.67	11.83	13.19	15.40	17.50	19.64	21.70	23.78	26.06	28.80	32.48	36.74	41.13	45.60	069

050	3.18	4.46	5.62	6.80	8.04	9.14	10.31	11.50	12.90	14.45	17.08	19.42	21.51	23.50	25.40	27.98	31.63	36.01	40.56	45.20	49.85	070
051	3.40	4.60	5.80	7.04	8.40	9.59	10.93	12.40	14.08	15.84	18.94	21.48	23.51	25.39	27.10	30.70	35.21	39.89	44.70	49.55	54.43	071
052	3.65	4.87	6.14	7.46	8.90	10.21	11.72	13.38	15.29	17.28	20.72	23.50	25.41	27.13	29.54	34.15	38.97	43.94	48.99	53.87	59.27	072
053	3.95	5.30	6.66	8.08	9.61	11.05	12.69	14.47	16.50	18.72	22.40	25.34	27.05	29.45	32.82	37.75	42.89	48.13	53.00	58.15	64.32	073
054	4.27	5.74	7.17	8.76	10.39	11.95	13.76	15.66	17.76	20.22	24.17	26.96	29.36	32.72	36.41	41.67	47.09	51.93	56.81	62.68	69.76	074

055	4.59	6.18	7.73	9.50	11.25	12.97	14.92	16.90	19.07	21.82	26.08	29.27	32.62	36.30	40.31	45.88	50.66	55.25	60.79	67.51	76.11	075
056	4.90	6.65	8.35	10.31	12.19	14.07	16.14	18.19	20.45	23.52	28.14	32.32	36.19	39.95	44.51	49.22	53.49	58.68	65.00	73.15	83.34	076
057	5.20	7.14	9.14	11.26	13.36	15.20	17.35	19.50	21.87	25.22	30.09	34.72	39.08	42.86	48.13	51.95	56.63	62.37	69.83	79.38	90.42	077
058	5.49	7.62	10.15	12.36	14.74	16.34	18.52	20.83	23.31	26.85	31.85	36.51	41.08	45.05	51.03	55.10	60.14	66.78	75.54	85.82	97.38	078
059	5.77	8.12	11.27	13.53	16.24	17.51	19.73	22.22	24.79	28.51	33.59	38.20	42.94	47.12	53.94	58.34	64.23	72.28	81.91	92.71	104.74	079

By: OPS$TAPW455	Document #: 3028-00-00
Exhibit: S - 6

RGA REINSURANCE COMPANY

										**RP-98
									Annual		Life	Premiums									Rename:	005616
									Male	Smoker			ALB								Ratecode:	005679

Issue	Policy Year																					Attnd
Age	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	000021+	Age
060	6.06	8.65	12.47	14.76	17.71	19.13	20.98	23.66	26.30	30.17	35.27	39.73	44.63	49.09	56.90	62.09	69.53	78.61	88.76	100.07	112.37	080
061	6.35	9.17	13.76	16.07	19.45	20.42	22.27	25.12	27.80	31.79	36.81	41.08	46.18	50.98	60.28	67.18	75.82	85.43	96.13	107.69	120.01	081
062	6.73	9.81	14.86	17.43	20.34	21.52	24.08	26.87	30.46	34.03	38.81	42.86	48.21	53.88	63.81	72.25	81.66	92.20	103.57	115.78	128.76	082
063	7.21	10.62	15.71	16.82	21.01	23.51	26.24	29.74	33.50	37.30	41.39	46.02	51.16	58.00	67.14	76.47	87.03	98.50	110.98	124.52	139.22	083
064	7.73	11.49	16.60	20.30	22.95	25.60	29.02	32.69	36.40	40.39	44.78	48.78	54.56	62.36	70.53	80.95	92.32	104.86	118.71	133.88	150.65	084

065	8.26	12.42	17.53	21.85	24.57	28.30	31.88	35.50	39.39	43.67	47.27	51.14	58.14	66.94	74.14	85.24	97.64	111.57	126.94	144.06	163.03	085
066	8.83	13.39	18.47	23.47	27.59	31.07	34.60	38.39	42.56	45.92	49.31	54.48	61.86	71.69	77.43	89.50	103.32	118.66	135.85	155.04	176.21	086
067	9.54	14.51	19.79	25.33	30.47	33.36	37.67	41.11	45.42	48.25	53.24	58.67	66.51	76.60	81.93	95.10	110.42	127.33	146.28	167.31	190.49	087
068	10.40	15.80	21.49	27.42	32.91	35.98	40.60	44.57	48.42	52.60	57.98	63.80	72.12	82.23	88.29	102.84	119.26	137.70	158.23	180.94	205.95	088
069	11.32	17.17	23.28	29.62	35.48	38.77	44.02	48.59	52.78	57.28	63.05	69.18	77.93	88.61	95.07	110.93	128.79	148.74	170.90	195.34	221.98	089

070	12.30	18.59	25.15	31.95	38.25	42.03	47.99	52.97	57.49	62.30	68.36	74.75	83.98	95.40	102.41	119.63	138.94	160.45	184.25	210.26	238.45	090
071	13.32	20.08	27.12	34.43	41.46	45.82	52.31	57.68	62.51	67.55	73.87	80.55	90.42	102.76	110.28	128.88	149.68	172.76	198.04	225.53	255.34	091
072	14.36	21.61	29.17	37.25	45.12	49.86	56.86	62.61	67.66	72.85	79.45	86.58	97.22	110.46	118.45	138.32	160.40	184.66	211.09	239.82	270,92	092
073	15.43	23.21	31.51	40.47	49.01	54.11	61.62	67,65	72.85	78.23	85.23	92.93	104.33	118.44	126.85	147.78	170.80	195.93	223.29	252.94	284.95	093
074	16.57	25.07	34.23	43.96	53.19	58.63	66.58	72.84	78.22	83.93	91.50	99.72	111.86	126.84	135.56	157.38	181.23	207:23	235.47	266.01	298.91	094

075	17.90	27.23	37.18	47.71	57.64	63.35	71.68	78.22	83.93	90.09	98.19	106.92	119.79	135.55	144.38	166.98	191.66	218.51	247.61	279.01	314.21	095
076	19.44	29.58	40.35	51.70	62.27	68.21	76.97	83.92	90.08	96.67	105.28	114.50	128.02	144.37	153.18	176.57	202.07	229.74	259.67	293.24	331.00	096
077	21.12	32.10	43.73	55.86	67.05	73.25	82.59	90.08	96.68	103.65	112.74	122.37	136.35	153.17	161.96	186.13	212.41	240.39	272.87	308.86	348.04	097
078	22.92	34.79	47.25	60.14	72.00	78.59	88.64	96.66	103.65	111.00	120.49	130.32	144.66	161.95	170.70	195.62	222.68	253.09	287.35	324.70	365.31	098
079	24.84	37.59	50.87	64.58	77.25	84.35	95.12	103.64	111.00	118.63	128.32	138.27	152.95	170.68	179.37	205.04	233.91	266.47	302.02	340.75	382.83	099

080	26.86	40.57	54.82	69.51	83.18	90.83	102.40	111.52	119.36	127.38	137.53	147.93	163.37	182.04	191.04	218.11	249.63	284.13	321.78	362.78

Female risk premiums are based on the above male rates with a 4 year age setback for ages 21 and above. For ages 17 through 20, the female rates are the same as the male age 16 rate and for ages 0 through 16, the female rates are the same as the male rates above.

By: OPS$TAPW455	Document #: 3028-00-00
Exhibit: S - 6

Schedule IV
Reinsurance Premiums
Rate Schedule S-7

S-7
GUARANTEED INSURABILITY BENEFIT RATES
NON-EXPERIENCE RATED
INSTRUCTIONS FOR ADMINISTRATION
1.	The Guaranteed Insurability Benefit reinsurance rates are on a per thousand dollar basis. There is no policy fee or commission payable on the single premium.

2.	The rates are applicable to males and also to females with an age adjustment factor. For females with attained ages 21 to 24, use male rates for age 21. For females aged 25 and over use male rates for an age of 3 years less.

3.	The Option Duration is the policy year of the original policy at the time of issue of the opted policy.

4.	Opted policies will be reinsured on a YRT basis using the appropriate YRT rate at the attained age of the insured and the duration of the original policy.

5.	The Reinsurer may change these rates of single premium by giving the Company three months’ notice in writing. The revised rates shall not be applicable to options to be exercised under contracts already issued at the date the change is effective, unless mutually agreed otherwise.

6.	The ceding company shall apply its full, available current retention as at the time of option to any opted policy unless specified otherwise in any facultative acceptance.

7.	If the opted policy is issued on a smoker mortality basis, use the Smoker GIB rate and the annual YRT rate based on the underwriting classification at the time of issue of the original policy to which the GIB rider is attached. If the opted policy is issued on a composite or non-smoker mortality basis, use the Non-smoker GIB rate and the annual YRT rate based on the underwriting classification at the time of issue of the original policy to which the GIB rider is attached.

S-7
SCHEDULE OF SINGLE REASSURANCE PREMIUMS PER $1,000 SUM ASSURED
FOR OPTED POLICIES ARISING UNDER GUARANTEED INSURABILITY BENEFIT PLAN
FULLY GUARANTEED — NON-SMOKER

Option
Age
Last	OPTION DURATION
	1	2	3	4	5	6	7	8	9	10+
21	0.71	1.45	1.95	2.47	3.00	3.55
22	0.70	1.43	1.85	2.32	2.83	3.36	3.92
23	0.68	1.38	1.79	2.20	2.65	3.15	3.68	4.24
24	0.67	1.36	1.73	2.11	2.52	2.96	3.45	3.99	4.62
25	0.65	1.33	1.67	2.04	2.42	2.83	3.28	3.79	4.38	5.09

26	0.62	1.28	1.62	1.97	2.34	2.73	3.15	3.63	4.21	4.89
27	0.63	1.28	1.60	1.95	2.31	2.70	3.12	3.58	4.13	4.80
28	0.67	1.34	1.62	1.96	2.34	2.73	3.14	3.60	4.14	4.80
29	0.69	1.40	1.70	2.02	2.39	2.79	3.21	3.68	4.22	4.87
30	0.75	1.49	1.81	2.14	2.48	2.88	3.32	3.80	4.36	5.01

31	0.82	1.61	1.94	2.29	2.65	3.03	3.47	3.97	4.55	5.22
32	0.87	1.72	2.10	2.46	2.84	3.24	3.67	4.17	4.78	5.48
33	0.92	1.83	2.26	2.66	3.05	3.48	3.93	4.44	5.06	5.80
34	0.99	1.96	2.41	2.87	3.32	3.77	4.25	4.79	5.42	6.19
35	1.13	2.17	2.66	3.16	3.67	4.18	4.69	5.27	5.95	6.73
36	1.28	2.46	3.02	3.57	4.12	4.70	5.28	5.90	6.62	7.47
37	1.40	2.75	3.44	4.05	4.67	5.29	5.95	6.65	7.42	8.34
38	1.54	3.02	3.86	4.62	5.31	6.02	6.73	7.52	8.38	9.37
39	1.70	3.33	4.29	5.22	6.07	6.86	7.66	8.52	9.49	10.58
40	1.87	3.67	4.78	5.83	6.87	7.82	8.73	9.69	10.76	11.97

41	2.07	4.06	5.34	6.54	7.71	8.87	9.97	11.04	12.23	13.56
42	2.29	4.49	5.94	7.34	8.69	10.00	11.31	12.59	13.92	15.39
43	2.53	4.96	6.63	8.23	9.78	11.29	12.78	14.30	15.85	17.49
44	2.78	5.47	7.38	9.21	10.98	12.71	14.42	16.14	17.96	19.86
45	3.20	6.15	8.32	10.42	12.44	14.42	16.38	18.34	20.40	22.60

S-7
SCHEDULE OF SINGLE REASSURANCE PREMIUMS PER $1,000 SUM ASSURED
FOR OPTED POLICIES ARISING UNDER GUARANTEED INSURABILITY BENEFIT PLAN
FULLY GUARANTEED — NON-SMOKER

Option
Age
Last	OPTION DURATION
	1	2	3	4	5	6	7	8	9	10+
46	3.74	7.19	9.64	12.01	14.33	16.58	18.81	21.04	23.39	25.87
47	4.19	8.21	11.12	13.78	16.40	18.96	21.49	24.04	26.71	29.51
48	4.68	9.17	12.62	15.77	18.69	21.59	24.47	27.35	30.38	33.56
49	5.23	10.24	14.11	17.82	21.26	24.51	27.76	31.04	34.46	38.05
50	5.59	11.19	15.54	19.71	23.75	27.56	31.20	34.91	38.78	42.81

51	5.98	11.98	16.87	21.56	26.10	30.56	34.81	38.96	43.33	47.86
52	6.63	13.05	18.30	23.57	28.66	33.66	38.61	43.44	48.31	53.41
53	7.34	14.45	20.06	25.71	31.41	37.01	42.55	48.13	53.77	59.47
54	8.14	15.99	22.22	28.24	34.36	40.60	46.79	53.04	59.53	66.09
55	9.34	18.01	24.92	31.57	38.10	44.78	51.67	58.66	65.95	73.47

56	10.69	20.61	28.26	35.61	42.79	49.94	57.34	65.13	73.31	81.75
57	11.86	23.18	32.00	40.12	48.04	55.91	63.85	72.25	81.40	90.87
58	13.15	25.68	35.83	45.17	53.90	62.57	71.33	80.39	90.31	100.91
59	14.58	28.47	39.76	50.47	60.46	70.03	79.69	89.70	100.44	112.01
60	15.61	31.01	43.61	55.55	67.01	77.88	88.48	99.51	111.39	123.97

61	16.73	33.22	47.25	60.55	73.33	85.78	97.86	109.96	123.00	136.84
62	18.44	36.08	51.13	65.92	80.10	93.93	107.70	121.44	135.85	151.16
63	20.31	39.71	55.81	71.63	87.35	102.67	117.92	133.53	149.82	166.74
64	22.35	43.69	61.44	78.33	95.11	112.04	128.87	146.14	164.59	183.66
65	23.15	46.59	66.16	84.76	102.64	120.70	139.28	158.33	178.76	200.27
66	24.00	48.26	69.84	90.30	109.97	129.21	149.06	170.07	192.64	216.49

67	26.39	51.54	73.80	96.35	117.97	139.12	160.30	182.82	207.74	234.11
68	29.03	56.66	79.68	102.97	126.79	150.05	173.30	197.41	224.24	253.40
69	31.91	62.29	87.71	111.85	136.51	162.09	187.64	214.11	242.99	274.54
70	34.98	68.37	96.46	123.12	148.70	175.25	203.34	232.43	264.17	298.29

S-7
SCHEDULE OF SINGLE REASSURANCE PREMIUMS PER $1,000 SUM ASSURED
FOR OPTED POLICIES ARISING UNDER GUARANTEED INSURABILITY BENEFIT PLAN
FULLY GUARANTEED — SMOKER

Option
Age
Last	OPTION DURATION
	1	2	3	4	5	6	7	8	9	10+
21	0.88	1.69	2.22	2.82	3.43	4.08
22	0.86	1.76	2.20	2.67	3.26	3.92	4.66
23	0.82	1.69	2.19	2.62	3.09	3.71	4.40	5.17
24	0.81	1.64	2.09	2.57	3.00	3.50	4.14	4.87	5.79
25	0.77	1.58	1.98	2.45	2.92	3.37	3.91	4.60	5.46	6.52

26	0.71	1.49	1.88	2.30	2.77	3.26	3.75	4.35	5.18	6.19
27	0.73	1.48	1.83	2.25	2.69	3.18	3.71	4.27	5.02	6.00
28	0.77	1.56	1.86	2.25	2.71	3.18	3.71	4.31	5.01	5.93
29	0.79	1.62	1.95	2.30	2.73	3.23	3.75	4.36	5.09	5.97
30	0.92	1.77	2.13	2.50	2.89	3.37	3.91	4.51	5.27	6.17

31	1.06	2.04	2.39	2.79	3.20	3.65	4.18	4.80	5.56	6.49
32	1.12	2.23	2.69	3.09	3.52	4.01	4.52	5.14	5.92	6.87
33	1.18	2.36	2.94	3.44	3.88	4.39	4.94	5.57	6.34	7.33
34	1.27	2.52	3.13	3.76	4.32	4.85	5.42	6.10	6.89	7.88
35	1.45	2.78	3.45	4.12	4.81	5.46	6.06	6.78	7.64	8.65

36	1.64	3.16	3.91	4.64	5.38	6.16	6.90	7.65	8.56	9.66
37	1.78	3.51	4.43	5.25	6.07	6.91	7.79	8.68	9.64	10.81
38	1.96	3.84	4.96	5.96	6.88	7.82	8.77	9.81	10.92	12.15
39	2.15	4.21	5.47	6.69	7.82	8.86	9.92	11.05	12.33	13.73
40	2.35	4.62	6.06	7.43	8.79	10.04	11.24	12.49	13.90	15.48

41	2.59	5.08	6.72	8.28	9.80	11.31	12.75	14.15	15.69	17.43
42	2.84	5.59	7.44	9.23	10.97	12.67	14.37	16.04	17.75	19.65
43	3.13	6.15	8.26	10.29	12.28	14.21	16.13	18.09	20.09	22.19
44	3.43	6.75	9.15	11.45	13.70	15.91	18.09	20.29	22.62	25.04
45	3.93	7.56	10.27	12.89	15.44	17.94	20.42	22.91	25.52	28.30

SCHEDULE OF SINGLE REASSURANCE PREMIUMS PER $1,000 SUM ASSURED
FOR OPTED POLICIES ARISING UNDER GUARANTEED INSURABILITY BENEFIT PLAN
FULLY GUARANTEED — SMOKER

Option
Age
Last	OPTION DURATION
	1	2	3	4	5	6	7	8	9	10+
46	4.57	8.79	11.83	14.78	17.68	20.50	23.30	26.11	29.05	32.16
47	5.08	9.98	13.57	16.86	20.11	23.30	26.45	29.63	32.94	36.42
48	5.64	11.08	15.30	19.17	22.78	26.36	29.92	33.48	37.21	41.13
49	6.26	12.29	17.00	21.53	25.75	29.73	33.72	37.74	41.93	46.31
50	6.65	13.34	18.60	23.65	28.57	33.21	37.65	42.17	46.87	51.77

51	7.07	14.19	20.06	25.71	31.18	36.58	41.74	46.77	52.05	57.53
52	7.79	15.37	21.62	27.92	34.03	40.04	46.01	51.84	57.72	63.86
53	8.58	16.91	23.56	30.27	37.08	43.77	50.42	57.13	63.90	70.75
54	9.46	18.61	25.95	33.07	40.33	47.77	55.16	62.64	70.42	78.26
55	10.81	20.87	28.96	36.80	44.51	52.44	60.65	68.99	77.68	86.66

56	12.31	23.78	32.70	41.32	49.77	58.22	67.00	76.26	85.98	96.02
57	13.58	26.60	36.85	46.32	55.60	64.86	74.24	84.18	95.01	106.23
58	15.02	29.34	41.04	51.87	62.05	72.20	82.50	93.17	104.86	117.36
59	16.66	32.53	45.44	57.68	69.21	80.35	91.64	103.37	115.96	129.52
60	17.84	35.44	49.84	63.48	76.58	89.00	101.12	113.97	127.82	142.48

61	19.12	37.96	54.00	69.20	83.80	98.03	111.84	125.66	140.57	156.38
62	21.07	41.23	58.43	75.34	91.54	107.35	123.08	138.79	155.26	172.75
63	23.21	45.38	63.78	81.86	99.83	117.34	134.76	152.60	171.22	190.56
64	25.54	49.93	70.21	89.52	108.70	128.04	147.28	167.02	188.10	209.89
65	26.45	53.24	75.61	96.86	117.30	137.94	159.17	180.95	204.29	228.88

66	27.42	55.15	79.81	103.20	125.68	147.67	170.35	194.36	220.16	247.42
67	30.16	58.90	84.34	110.11	134.82	158.99	183.20	208.93	237.41	267.55
68	33.17	64.75	91.06	117.68	144.90	171.48	198.05	225.61	256.27	289.60
69	36.47	71.18	100.24	127.82	156.01	185.24	214.44	244.69	277.70	313.76
70	39.97	78.13	110.24	140.70	169.94	200.28	232.39	265.63	301.91	340.90

Schedule V
Limits
Reinsurer’s Share:
See Binding Limits
Age Limits:

Plan	Ages
5 Year Level Term	20 - 75
10 Year Level Term	20 - 75
15 Year Level Term	20 - 65
20 Year Level Term	20 - 60
Binding Limits:
Reinsurance shall be divided equally between the Reinsurer and the Ceding Company on a first dollar quota-share basis, up to the limits as shown below. In addition, amounts in excess of these limits will be reinsured by the Reinsurer as described below.

Agreement Year:	To the Ceding Company:	To the Reinsurer:
All Years	$500,000	$500,000
The Reinsurer shall receive the excess of $1,000,000, up to $4,500,000.
Jumbo Limit:
$25,000,000
Rider and Supplementary Benefits Description:
See attachment 1 to this Schedule
03/06/98

Schedule V-1
RIDER DESCRIPTION

Additional Term Rider (ATR)

One Expert-10/10(i) rider is available on family member or business associate. Use the appropriate Expert-10/10(i) $100,000-$249,999 rates for Expert-10/10(i) Additional Term Riders for all face amounts.

Note:	Not available with BNO or GIO.

SUPPLEMENTARY BENEFITS DESCRIPTION

Insured Children’s Benefit (ICB)

Benefit	• Insures dependent children. Insures newborns automatically at 15 days of age. Available through age 17 of the child.

• Up to 5 x the face amount may be converred at age 25.

Issue Ages (primary insured): 15—55

Minimum:	$1,000 Maximum: $10,000

Note:	Premium is $6 per year for each $1,000 of coverage on all children.

Accelerated Benefit Option (ABO)*

Benefit	• Pays a portion of the death benefit in advance if insured is terminally ill.

Note:	There are no charges for this benefit.

Safety and Transportation Benefits*

Benefit	• Pays additional amounts if death occurs due to an auto accident and/or during travel.

Note:	There are no charges for these benefits.

Waiver of Premium (WP)

Benefit	• Keeps insurance in force while the primary insured is totally disabled; covers policy, rider and any supplementary benefits.

Issue Ages:	15—55

Accidental Death Benefit (ADB)

Benefit	• Pays an additional amount if death is caused by an accident.

Issue Ages:	15—60

Minimum:	$5,000 Maximum: 3 x face amount to $250,000, $250,000 for all companies

Business Needs OptionTM (BNOTM)*

Benefit
• Permits future purchases of additional insurance on the life of business owner insureds without providing medical evidence of insurability according to specific trigger dates and the business valuation formula. The amount the policy owner must purchase on each BNO option date is the lesser of the BNO option amount purchased or the amount defined by the business formula.

Issue Ages:	30—60 (no ratings)

Maximum Exercise Age: 70

Minimum:	$25,000 per BNO insured per option date.

Maximum:
The greater of 25% of the BNO insured’s original face under all covered policy(s) combined or a total of $250,000 per BNO insured per option date. There is a lifetime maximum of $2,000,000 for all amounts exercised per BNO insured.

Note:	Not available with ATR or GIO.

Guaranteed Insurability Option (GIO)

Benefit:	• Permits future purchases without evidence of insurability.

Minimum:	$1,000 Maximum: See below

Issue Age	Lesser of Face Amount of Base Policy or	Option Ages

0-24	$25,000	25, 28, 31, 34, 37 & 40
25-27	$30,000	28, 31, 34, 37 & 40
28-30	$35,000	31, 34, 37 & 40
31-33	$40,000	34, 37 & 40
34-36	$45,000	37 & 40

Note:	Not available with ATR or BNO.	* Subject to state approval and policy provisions.

Schedule VI
Reinsurance Specifications
Sample Statement Specifications
The following information should appear on each Statement and Inforce listing:
•	Name of the Insured(s)

•	Date of Birth of the Insured(s)

•	The Issue Age of each Insured(s)

•	The Sex of the Insured(s)

•	The Insured(s) Country of Residence

•	Underwriting Classification (i.e. Preferred, Standard, etc.)

•	Smoking Class (i.e. Smoker, Non Smoker, etc.)

•	Indication if Business is Facultative or Automatic

•	Indication if Business is Risk Premium or Coinsurance

•	Policy Number(s)

•	Plan Code(s) / Kind Code(s): Cession Series

•	Original Face Amount of the Policy(s)

•	Amount(s) Ceded to the Reinsurer

•	Amount of Premium being Paid; separated for Supplementary Benefits.

•	The Amount of any Reinsurance Premium Allowances

•	Any Extra Premiums concerned. Example: $5 / 1000 / 5 YRS

•	Effective Date and Duration of any Policy(s) Change, Reissue, or Termination
03/06/98

Schedule VII
Reinsurance Specificatios
Sample Policy Exhibit

Policy Summary	Number of	Reinsurance
Classification	Policies	Amount
Inforce as of Last Report	878	$410,220,973.00

New Issues	2	$516,666.00
Reinstatements	3	$483,334.00
Increases		$500,000.00
Decreases — Still Inforce		$133,332.00
Rollover — In	0	$0.00

Deduct By:
Death	0	$0.00
Surrender	1	$250,000.00
Lapse	4	$1,000,001.00
Conversion — Out	0	$0.00
Decreases — Termination	3	$299,999.00
Inactive — Pending	0	$0.00
Not Taken	0	$0.00

Inforce as of Current Report	875	$410,037,641.00

Schedule VIII
Definitions
Assume - To accept or take over a risk, the converse of cede.
Automatic Reinsurance - A reinsurance agreement under which the Reinsurer is obligated to accept or assume risks which meet certain specific criteria based on the Ceding Company’s underwriting.
Binding Limit - The amount of risk over the Ceding Company’s retention, which can be ceded automatically if all automatic conditions are met.
Cash Value - The amount of money which the policy owner will receive as a refund if the policy owner cancels the coverage and returns the policy to the company.
Cede - to transfer an insurance risk from the company originally issuing the policy to another insurance company known as the Reinsurer.
Ceding Company - A ceding insurer is an insurer which underwrites and issues an original, principal policy to an insured and contractually transfers (cedes) a portion of the risk to the Reinsurer. A ceding Reinsurer is a Reinsurer which transfers (cedes) a portion of the underlying reinsurance to a retrocessionnaire.
Ceding Company’s Published Term Conversion Guidelines
Ceding Company’s Standard Guidelines
Coinsurance - Indemnity life reinsurance under which the reserves as well as the risk are transferred to the Reinsurer; the Ceding Company retains its liability to the contractual relationship with the insured. Under the Coinsurance method, the Ceding Company will pay the Reinsurer a proportionate part of the premiums it receives. In return, the Reinsurer agrees to pay the Ceding company a proportionate part of the claim and participate in all other policy benefits explicity stated in this Agreement.
Conditional Receipt - A provision included in some life insurance policies providing coverage from the date of the application to the date at which the policy is either issued or declined.
Excess Reinsurance - A form of reinsurance under which recoveries are available when a given loss exceeds the Ceding Company’s retention (excess of loss reinsurance) defined in this Agreement.
Extra Contractual Obligations (ECO) - A generic term that, when used in a reinsurance agreement, refers to damages awarded by a court against an insurer which are outside the provisions of the insurance policy, due to the insurer’s bad faith, fraud or gross negligence in the handling of a claim.
Facultative - Reinsurance under which the Ceding Company has the option (faculty) of submitting and the Reinsurer has the option of accepting or declining individual risks. This agreement merely reflects how individual facultative reinsurance will be handled.
Flat Extra Premium - A method for rating substandard risks used when the extra risk is considered to be constant. The underwriter assesses a specific extra premium for each $1,000 of insurance. Flat extra ratings usually apply to applicants in hazardous occupations or avocations, aviation, or with certain physical impairments of a temporary nature.

Schedule VIII
Definitions (Continued)
Indexing - The adjustment of the Ceding Company’s retention and the reinsurance limit by a measure of inflation such as the Consumer Price Index.
Jumbo Limit - The limit placed on an amount of coverage that may be inforce, or applied for in all companies, on an individual life for automatic reinsurance purposes. If such insurance exceeds the limit, the Ceding Company must submit the risk to the Reinsurer for facultative review.
Minimum Reinsurance Amount - The smallest cession that the Reinsurer will accept automatically. The minimum size is set to avoid the expenses associated with small cessions.
Original Policy(s) - Insurance contracts between the Original Company and the Insured(s).
Policy Reserve - A liability account that identifies the amount of assets that, together with the future premiums to be received from inforce policies, is expected to be sufficient to pay future claims on those inforce policies. Also called a legal reserve or a statutory reserve.
Premium - (Written/Unearned/Earned) - Written premium is premium registered on the books of an insurer or Reinsurer at the time a policy is issued and paid. Premium for a future exposure period is said to be unearned premium. For an individual policy, written premium minus unearned premium equals earned premium. Earned premium is income for the accounting period while unearned premium will be income in a future accounting period.
Punitive Damages - A term that, when used in reinsurance agreements, refers to damages awarded by a court against an insured or against an insurer in addition to compensatory damages. Punitive damages are intended to punish the insured or the insurer for willful and careless misconduct and to serve as a deterrent. When the award is against an insurer, it is usually related to the conduct of the insurer in the handling of a claim.
Quota Share - A form of reinsurance in which premiums and losses are shared proportionately between the Ceding Company and the Reinsurer, in which the same percentage applies to all policies reinsured.
Rate - The premium rate is the amount of premium charged per exposure unit, e.g. per $1,000.
Reinsurer - A company which contractually assumes all or part of the Ceding Company’s risk.
Retention - The dollar amount or percentage of each loss retained by the Ceding Company under this reinsurance agreement. The Ceding Company’s retention is not reinsured in any way.
Risk - Insurance on an individual life.

Schedule VIII
Definitions (Continued)
Self Administration - A reinsurance arrangement where the Ceding Company provides the Reinsurer with periodic reports for reinsurance ceded giving premium, inforce, reserve, and any other information required by the Reinsurer for its financial reports. Self Administration is also known as Bulk or Bordereaux.
Standard Guidelines - The underwriting guidelines intended to be applied to all applications for insurances of the type(s) reinsured under this agreement.
Substandard Risks - Those insureds who, under the terms of the Ceding Company’s standard guidelines, do not meet the criteria for issuance at standard premium rates.
Substandard Table Extra - Substandard table extra ratings usually apply to physically impaired lives. The rates will be increased by a factor as shown in Schedule I for each table of additional mortality.
Sum at Risk or Net Amount at Risk - The excess of the death benefit of a policy over the policy reserve.
Termination - The formal ending of a reinsurance agreement by its natural expiry, cancellation or commutation by both parties. Terminations can be either on a cutoff or runoff basis. Under cutoff provisions, the parties’ obligations are fixed as of the agreed cutoff date. Otherwise, obligations incurred while the agreement was inforce are run off to their natural extinction.

3028-00-01
AMENDMENT
to the
COINSURANCE REINSURANCE AGREEMENT Effective January 1, 1998
between
SAFECO LIFE INSURANCE COMPANY, Seattle, Washington
(hereinafter called the “Ceding Company”)
and
RGA REINSURANCE COMPANY, St. Louis, Missouri
(hereinafter called the “Reinsurer”)
This Amendment is Effective January 1, 2000.
I.	CANCELLATION OF NEW BUSINESS FOR THE EXPERT SERIES 5 YEAR LEVEL TERM

Effective April 9, 2000, the Ceding Company will no longer cede and the Reinsurer will no longer accept new business under this Agreement for the Expert Series 5 Year Level Term Plan.

Reinsurance in force under Agreement 3028-00-00 for the Expert Series 5 Year Level Term Plan will continue to be governed by the terms and conditions of this Agreement until the termination or expiration of all such reinsurance.

II.	RESERVES

Effective for new business issued on and after January 1, 2000, the reserve requirements in Schedule I (Reserves, Article VII) of this Agreement are hereby revised and replaced by the following:

“The Ceding Company agrees to post on its books any deficiency reserves on the coverage reinsured under this Agreement.

The Reinsurer will be responsible for calculating and holding basic and deficiency reserves on its share of the business under the Valuation of Life Insurance Policies Model Regulation, commonly known as Guideline XXX. The Reinsurer’s X-Factors may differ from those of the Ceding Company.

III.	RETENTION

Effective January 1, 2000, Schedule II, Retention (Eff. 1/1/98) is hereby revised and replaced by the attached Schedule II, Retention (Eff. 1/1/00), which now reflects the new retention level for the Expert Series 20 Year Level Term Plan.

IV.	ALLOWANCES

Effective for new business issued on and after January 1, 2000, the allowances in the Schedule IV, Reinsurance Premiums (Eff. 1/1/98) cover pages for the Expert Series Plans are hereby revised and replaced by the allowances in the attached Schedule IV, Reinsurance Premiums cover pages.

1

V.	LIMITS

Effective January 1, 2000, Schedule V, Limits (Eff. 1/1/98) is hereby revised and replaced by the attached Schedule V, Limits (Eff. 1/1/00), which now reflects the new limits for the Expert Series 20 Year Level Term Plan.

VI.	All provisions of the Coinsurance Reinsurance Agreement not specifically modified herein remain unchanged.
IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:
SAFECO LIFE INSURANCE COMPANY

By:	/s/ Jennifer Davies	By:	/s/ Jon David Parker
Title:	Vice President	Title:	Actuary

Date:	6/19/02	Date:	6/19/02

RGA REINSURANCE COMPANY

By: Title:	/s/ Larry Shorey Vice President
Date:	4/20/01

2

Schedule II - Retention
Effective January 1, 2000
For the Expert Series 5 Year, 10 Year and 15 Year Level Term Plans:
The Ceding Company will retain 50% of each risk up to a maximum retention of $500,000 per any one insured.
For the Expert Series 20 Year Level Term Plan:
The Ceding Company will retain 20% of each risk up to a maximum retention of $500,000 per any one insured.

3

Schedule iv — Reinsurance Premiums
Effective January 1, 2000

Life:
COINSURANCE:
Business Covered, as shown in Schedule III will be reinsured on a coinsurance basis. Reinsurance premiums will be determined according to the amount reinsured with the Reinsurer per insured life as follows. The life reinsurance premium will be calculated in the case of life risks, by multiplying the appropriate life premium rate, from the Rate Tables labeled below, for the age of the insured, at the beginning of the policy year, by the amount at risk reinsured for that policy year, less the applicable allowance as shown below. The same procedure will apply for single premium policies and for paid up policies.

Plan(s)	Rate Table	Year 1	Years 2+
Expert Series 5 Year Level Term	S-1	[***]	[***]
Expert Series 10 Year Level Term (Fully Guaranteed)	S-2	[***]	[***]
Expert Series 15 Year Level Term (Fully Guaranteed)	S-3	[***]	[***]
Expert Series 20 Year Level Term (Fully Guaranteed)	S-4	[***]	[***]

The rates for ages 15 to 19 are the same rates that apply to age 20.
Prior to April 29, 2000, the Reinsurer will accept both low and high band policies issued by the Ceding Company under the Expert Series 5, 10, 15 and 20 Year Level Term Plans. Effective April 29, 2000, the Reinsurer will no longer accept high band policies (policies that are $400,000 or greater) from the Ceding Company.
If the Ceding Company has the right to increase the rates charged the insured, the Reinsurer will also have the right to increase rates accordingly.
A policy fee of [***] will apply in all years. The Reinsurer will receive its participation percentage as shown in Schedule V of the applicable policy fee. The above allowances will also apply to the policy fee.

Substandard Premiums:
Substandard Table Extra
Premiums will be increased by any (flat) extra premium or substandard premium charged the insured on the face amount initially reinsured. For substandard table ratings, premiums will be increased by the following percent per table:
[***]
Flat Extra Premiums
The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances as shown below:

First Year Permanent Payable	First Year Temporary
6 Years or More:	Payable 1 - 5 Years:	Renewal:
[***]	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule iv — Reinsurance Premiums (Continued)

Supplemental Benefits:
Accidental Death Benefit(ADB):
The premium to be paid for reinsurance of Accidental Death Benefit will be [***] per $1000 of coverage.
Accelerated Benefit Option (ABO):
There are no charges for these benefits.
Additional Term Rider (ATR):
Select and Preferred classes are available for the Additional Term Rider.
(Base Rates + [***]) x Base Allowances
Business Needs Option:
The Ceding Company shall retain all premium collected under this rider. However, upon exercise of the associated option, the Ceding Company shall pay the Reinsurer the single premium based on the rates in Rate Table S-7.
Guaranteed Insurability Option:
The Ceding Company shall retain all premium collected under this rider. However, upon exercise of the associated option, the Ceding Company shall pay the Reinsurer the single premium based on the rates in Rate Table S-7.
Insured Children’s Benefit (ICB):
The Ceding Company shall retain all premium and risk associated with this benefit.
Safety and Transportation Benefits:
This rider will pay an additional amount, if death occurs due to an automobile accident and/or during travel. Otherwise, there are no charges for these benefits.
Waiver of Premium:
The premium to be paid for reinsurance of Waiver of Premium benefits will be based on the Rate Table labeled S-5, less [***] allowance in the first year and [***] allowance in renewal years.

Re-Entry’s:
In the event of re-entry in accordance with the Ceding Company’s rules, the fully underwritten policy will be treated as new business, commencing with first year allowances.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Schedule iv — Reinsurance Premiums (Continued)

Conversions or Exchanges:
Routine conversions and exchanges shall terminate reinsurance of the converted or exchanged policies under this Agreement.
However, should the Ceding Company institute a special program to encourage or reward conversions or exchanges, and any business covered under this Agreement subsequently converts or exchanges to any other plan, the following shall apply:
If the new plan is reinsured by the Reinsurer, then such business will be reinsured at the rates as shown in the Agreement covering the new plan. Rates and allowances, or pay percentages, applicable to the new plan will be determined at point in scale based on the original policy that is being converted or exchanged. If the Agreement including the new rates requires policy fees, then they will also apply to the new plan.
If the new plan is not reinsured with the Reinsurer, then such business will be reinsured with the Reinsurer, at the rates as shown below. Rates will be determined at point in scale, based on the original policy that is being converted or exchanged.
Rate Table S-6
04/19/01

6

Schedule V — Limits
Effective January 1, 2000

Reinsurer’s Share :
See Binding Limits

Age Limits:

Plan	Ages
Expert Series 5 Year Level Term	15 - 75
Expert Series 10 Year Level Term	15 - 75
Expert Series 15 Year Level Term	15 - 65
Expert Series 20 Year Level Term	15 - 60

Minimum Reinsurance Amount:
$100,000 (i.e. no reinsurance unless face amount is at least ($100,000)

Binding Limits :
For the Expert Series 5, 10 and 15 Year Level Term Plans:
Reinsurance shall be divided equally between the Reinsurer and the Ceding Company on a first dollar quota-share basis, up to the limits as shown below. In addition, amounts in excess of these limits will be reinsured by the Reinsurer as described below.

Agreement Year :	To the Ceding Company :	To the Reinsurer:
All Years	$500,000	$500,000
The Reinsurer shall receive the excess of $1,000,000, up to $4,500,000.
For the Expert Series 20 Year Level Term Plan:
The Ceding Company will retain 20% and the Reinsurer will receive 80% of each risk on a first dollar quota-share basis, up to the limits as shown below. In addition, amounts in excess of these limits will be reinsured by the Reinsurer as described below.

Agreement Year :	To the Ceding Company :	To the Reinsurer:
All Years	$500,000	$2,000,000
The Reinsurer shall receive the excess of $2,500,000, up to $4,500,000.
04/19/01

7

Schedule V — Limits (Continued)

Jumbo Limit :
$25,000,000

Rider and Supplementary Benefits Description :
See Schedule V-1
04/19/01

8

3028-00-02
AMENDMENT
to the
COINSURANCE REINSURANCE AGREEMENT Effective January 1, 1998
between
SAFECO LIFE INSURANCE COMPANY, Seattle, Washington
(hereinafter called the “Ceding Company”)
and
RGA REINSURANCE COMPANY, St. Louis, Missouri
(hereinafter called the “Reinsurer”)
This Amendment is Effective January 1, 1998
I.	CHANGE IN POLICY ADMINISTRATION AND PREMIUM ACCOUNTING

Effective January 1,1998, Schedule I, Reinsurance Specifications — Policy Administration and Premium Accounting, Article X, Item 1, Accounting Period and Premium Due is hereby revised to show “Annual premiums, reported Quarterly in Advance.

II.	CHANGE IN AGE LIMITS

Effective January 1, 1998, Schedule V, Limits is hereby revised and replaced by the attached Schedule V, Limits to show that the age limits for the 5-Year Level Term, 10-Year Level Term, 15-Year Level Term and 20-Year Level Term Plans now include ages 15 to 19. The rates for ages 15 to 19 are the same rates that apply to age 20.

III.	All provisions of the Coinsurance Reinsurance Agreement not specifically modified herein remain unchanged.
IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:
SAFECO LIFE INSURANCE COMPANY

By:	/s/ Jennifer Davies	By:	/s/ Jon David Parker
Title:	Vice President	Title:	Actuary
Date:	6/19/02	Date:	6/19/02

RGA REINSURANCE COMPANY

By:	/s/ Larry Shorey
Title:	Vice President
Date:	4/20/01

04/19/01

Schedule V — Limits
Effective January 1, 1998

Reinsurer’s Share :
See Binding Limits

Age Limits :

Plan	Ages
5 Year Level Term	15 - 75
10 Year Level Term	15 - 75
15 Year Level Term	15 - 65
20 Year Level Term	15 - 60

Binding Limits :
Reinsurance shall be divided equally between the Reinsurer and the Ceding Company on a first dollar quota-share basis, up to the limits as shown below. In addition, amounts in excess of these limits will be reinsured by the Reinsurer as described below.

Agreement Year :	To the Ceding Company :	To the Reinsurer :
All Years	$500,000	$500,000
The Reinsurer shall receive the excess of $1,000,000, up to $4,500,000.

Jumbo Limit :
$25,000,000

Rider and Supplementary Benefits Description :
See Schedule V-1
04/19/01

2

3028-00-04
AMENDMENT
to the
COINSURANCE REINSURANCE AGREEMENT Effective January 1, 1998
between
SAFECO LIFE INSURANCE COMPANY, Seattle, Washington
(hereinafter called the “Ceding Company”)
and
RGA REINSURANCE COMPANY, St. Louis, Missouri
(hereinafter called the “Reinsurer”)
I.	The first paragraph of Schedule IV, Reinsurance Premiums in the original Agreement (eff 1/1/98) and Amendment 3028-00-01 (eff. 1/1/00) is hereby revised and replaced with the following paragraph.

COINSURANCE:

Business Covered, as shown in Schedule III, will be reinsured on a coinsurance basis. The life reinsurance premium will be calculated by multiplying the appropriate life premium rate, from the attached Rate Table labeled below, times the face amount divided by 1000 times the Reinsurer’s share of the face amount for that policy year. During the initial level period, the life premium rate is based on the insured’s issue age. In subsequent policy years, the life premium rate is based on the insured’s attained age. The Reinsurer shall pay expense allowances to the Ceding Company equal to a percentage, as defined in the table below, of the life reinsurance premium calculated above.

II.	All provisions of the Coinsurance Reinsurance Agreement not specifically modified herein remain unchanged.
IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:
SAFECO LIFE INSURANCE COMPANY

By:	/s/ Jennifer Davies	By:	/s/ Jon David Parker
Title:	Vice President	Title:	Actuary
Date:	9/23/02	Date:	9/23/02

RGA REINSURANCE COMPANY

By:	/s/ Larry Shorey
Title:	Vice President
Date:	8/28/02

08/26/02

1

3028-01-00
ADDENDUM
to the
COINSURANCE REINSURANCE AGREEMENT Effective January 1, 1998
between
SAFECO LIFE INSURANCE COMPANY, Seattle, Washington
(hereinafter called the “Ceding Company”)
and
RGA REINSURANCE COMPANY, St. Louis, Missouri
(hereinafter called the “Reinsurer”)
I.	ALLOWANCES-EXPERT SERIES PLANS

Effective for new business issued on or after January 1, 2001, the allowances for the Expert Series Plans are hereby revised. The attached Schedule IV, Reinsurance Premiums cover pages are hereby added to this Agreement and now include the revised allowances.

II.	ADDITION OF DOUBLE YOUR COVERAGE PROGRAM

Effective February 1, 2002, the attached Schedule III, Business Covered is hereby added to this Agreement which now includes the Double Your Coverage Program for the Expert Series 10 Year, 15 Year, and 20 Year Level Term plans. The Double Your Coverage Program will terminate on November 30, 2002.

III.	RETENTION

The retention (Schedule II, Retention (Eff. 1/1/00)) for the Double Your Coverage Program will remain the same as in amendment 3028-00-01.

IV.	The rate basis (Schedule IV, Reinsurance Premiums) for the above program is as shown in the attached cover pages.

V.	LIMITS

The limits (Schedule V, Limits) for the above program are the same as that for other plans in this Agreement (3028-00-01). The maximum is $250,000 for Double Your Coverage.

VI.	EXHIBIT A TERMS FOR ADDITIONAL COVERAGE

Effective February 1, 2002, Exhibit A (Terms for Additional Coverage) is hereby added to this Agreement.
07/07/03

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VII.	All provisions of the Coinsurance Reinsurance Agreement not specifically modified herein remain unchanged. IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:
SAFECO LIFE INSURANCE COMPANY

By:	/s/ Jennifer Davies	By:	/s/ Jon David Parker
Title:	Vice President	Title:	Sr. Actuary & AVP
Date:	8/12/03	Date:	8/12/03

RGA REINSURANCE COMPANY

By:	/s/ Larry Shorey
Title:	Vice President
Date:	7/30/03

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Schedule III Business Covered
Effective February 1, 2002-November 30, 2002
Double Your Coverage Program for the Expert Series:
10 Year Level Term
15 Year Level Term
20 Year Level Term
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Schedule IV — Reinsurance Premiums
Effective February 1, 2002
Life:
COINSURANCE:
Business Covered, as shown in Schedule III, will be reinsured on a coinsurance basis. The life reinsurance premium will be calculated by multiplying the appropriate life premium rate, from the attached Rate Table labeled below, times the face amount divided by 1000 times the Reinsurer’s share of the face amount for that policy year. During the initial level period, the life premium rate is based on the insured’s issue age. In subsequent policy years, the life premium rate is based on the insured’s attained age. The Reinsurer shall pay expense allowances to the Ceding Company equal to a percentage, as defined in the table below, of the life reinsurance premium calculated above.
Allowances for Fully Underwritten New Business Effective January 1, 2001

	Initial	Rate
	Level	Guarantee
	Period	Period	Rate	Underwriting	Year	Years
Plan(s)	(Years)	(Years)	Table	Class	1	2 ±
Expert Series 10 Year	10	10	S-2	Select Nonsmoker	[***]	[***]
Level Term	10	10		Preferred Nonsmoker	[***]	[***]
(Fully Guaranteed)	10	10		Standard Nonsmoker	[***]	[***]
	10	10		Preferred Smoker	[***]	[***]
	10	10		Standard Smoker	[***]	[***]
Expert Series 15 Year	15	15	S-3	Select Nonsmoker	[***]	[***]
Level Term	15	15		Preferred Nonsmoker	[***]	[***]
(Fully Guaranteed)	15	15		Standard	[***]	[***]
				Nonsmoker
	15	15		Preferred Smoker	[***]	[***]
	15	15		Standard Smoker	[***]	[***]
Expert Series 20 Year	20	20	S-4	Select Nonsmoker	[***]	[***]
Level Term	20	20		Preferred	[***]	[***]
(Fully Guaranteed)				Nonsmoker
	20	20		Standard Nonsmoker	[***]	[***]
	20	20		Preferred Smoker	[***]	[***]
	20	20		Standard Smoker	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

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Schedule IV — Reinsurance Premiums (continued)
Allowances for the Double Your Coverage Program Effective February 1, 2002

	Initial	Rate
	Level	Guarantee
	Period	Period	Rate	Underwriting	Year	Years
Plan(s)	(Years)	(Years)	Table	Class	1	2 ±
Expert Series 10 Year	10	10	S-2	Select Nonsmoker	[***]	[***]
Level Term	10	10		Preferred Nonsmoker	[***]	[***]
(Fully Guaranteed)	10	10		Standard Nonsmoker	[***]	[***]
	10	10		Preferred Smoker	[***]	[***]
	10	10		Standard Smoker	[***]	[***]
Expert Series 15 Year	15	15	S-3	Select Nonsmoker	[***]	[***]
Level Term	15	15		Preferred Nonsmoker	[***]	[***]
(Fully Guaranteed)	15	15		Standard	[***]	[***]
				Nonsmoker
	15	15		Preferred Smoker	[***]	[***]
	15	15		Standard Smoker	[***]	[***]
Expert Series 20 Year	20	20	S-4	Select Nonsmoker	[***]	[***]
Level Term	20	20		Preferred	[***]	[***]
(Fully Guaranteed)				Nonsmoker
	20	20		Standard Nonsmoker	[***]	[***]
	20	20		Preferred Smoker	[***]	[***]
	20	20		Standard Smoker	[***]	[***]

The rates for ages 15 to 19 are the same rates that apply to age 20.
Reinsurance premiums will be on an age last birthday basis.
Prior to April 29, 2000, the Reinsurer will accept both low and high band policies issued by the Ceding Company under the Expert Series 10, 15 and 20 Year Level Term Plans. Effective April 29, 2000, the Reinsurer will no longer accept high band policies (policies that are $400,000 or greater) from the Ceding Company.
The Reinsurer will share a proportional amount of the [***] policy fee and pay a [***] allowance on policy fees in all years.
No Premium Tax Reimbursement.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

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Terms for Additional Coverage
Safeco is offering their existing policyholders a limited opportunity to buy additional insurance with simplified underwriting. The terms and conditions for the program are outlined below.
•	The new coverage must be purchased within two years of the issue date of the original policy.

•	The face amount of the new policy must be less than or equal to the original policy, and the amount of new coverage cannot exceed $250,000.

•	The insured must be a Preferred or Standard risk.

•	The insured cannot be more than 70 years old

•	The underwriting will include an MIB, an application, and the attached short form questions.

•	The new policy will be issued at rates based on the insured’s current attained age.

•	The program will only be available February 1, 2002 through November 30, 2002.
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